[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


FIRST QUARTER REPORT

DECEMBER 31, 2005

[OAKMARK LOGO]

ADVISED BY HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

     2006 FIRST QUARTER REPORT

     PRESIDENT'S LETTER                                                             1
     SUMMARY INFORMATION                                                            2
     COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                             4
     THE OAKMARK FUND
       Letter from the Portfolio Managers                                           6
       Schedule of Investments                                                      7
     THE OAKMARK SELECT FUND
       Letter from the Portfolio Managers                                          11
       Schedule of Investments                                                     12
     THE OAKMARK EQUITY AND INCOME FUND
       Letter from the Portfolio Managers                                          14
       Schedule of Investments                                                     17
     THE OAKMARK GLOBAL FUND
       Letter from the Portfolio Managers                                          23
       Global Diversification Chart                                                25
       Schedule of Investments                                                     26
     COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS             31
     THE OAKMARK INTERNATIONAL FUND
       Letter from the Portfolio Managers                                          32
       International Diversification Chart                                         33
       Schedule of Investments                                                     34
     THE OAKMARK INTERNATIONAL SMALL CAP FUND
       Letter from the Portfolio Managers                                          40
       International Diversification Chart                                         42
       Schedule of Investments                                                     43
     OAKMARK PHILOSOPHY AND PROCESS                                                51
     THE OAKMARK GLOSSARY                                                          52
     TRUSTEES AND OFFICERS                                                         53

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

Most of the broad domestic and international stock indexes rose by small amounts in the fourth quarter. While all of our Funds achieved positive results, our performance relative to overall market results was mixed. For the full year 2005, international markets produced excellent double-digit returns, while domestic markets posted much lower returns. Most of our Funds produced full year 2005 results above or in line with their respective benchmarks. Unfortunately, The Oakmark Fund was the one Fund that did not meet our goal of producing positive results for shareholders--as it had a small loss for the year.

BUYING STOCKS AT A DISCOUNT TO VALUE

At Oakmark, our investment philosophy focuses on identifying growing businesses that are run by management teams intent on increasing shareholder value. Our goal is to buy the stocks of these companies only when they are priced at substantial discounts to our estimate of intrinsic value. The cornerstone of this process is estimating the intrinsic value (or private market value) of companies in which we might invest. If our analysts' estimates of value are correct, the toughest part of our job is done.

As we look back over the past year and consider our current portfolio positions, we are encouraged by three positive developments related to the valuation of our holdings. First, worldwide acquisition activity has picked up significantly, and acquisition prices have generally confirmed our estimates of intrinsic value. Private market value--the price that an informed buyer is willing to pay to own and control all of a company--is an important input into our estimates of value. Acquisitions in several industries--including energy, newspapers, cable TV, and consumer products--have validated our business value estimates.

Second, earnings and cash flow growth for the companies that we own have generally been strong, and as a result, we believe intrinsic value has grown significantly over the past year for a great number of our holdings. In the U.S., in particular, intrinsic values of our holdings have grown at a faster rate than the increase in market prices. While we believe that both our international and domestic portfolios offer attractive valuations, our U.S. portfolio holdings, as a group, sell at a larger discount to value than a year ago.

Third, many of our holdings' management teams have large existing and/or recently implemented share repurchase authorizations. When a company with an undervalued stock makes large repurchases of its shares, two good things happen to our holdings: 1) per share intrinsic value of the company rises (yet again!) and 2) the repurchases provide a lift for a holding's share price, which often helps close the gap between market price and intrinsic value.

PERSONAL INVESTMENT IN THE FUNDS

At Oakmark, we believe that share ownership helps to align the interests of management with shareholders. When management has a meaningful stake invested alongside other shareholders, the focus on performance and shareholder value is intensified. We believe this is true for the companies that we invest in, as well as for the mutual funds that we manage. Significant ownership of Fund shares--not just by Fund portfolio managers, but by all levels of employees at the Fund and its adviser (including analysts, senior management, trustees and others)--communicates a higher standard of integrity, focus, and commitment.

We have made a practice of encouraging ownership of The Oakmark Funds and have made a custom of reporting to shareholders annually on the level of Fund ownership. IN THIS REGARD, WE ARE PLEASED TO ANNOUNCE THAT AS OF DECEMBER 31, 2005, THE EMPLOYEES OF THE FUNDS' ADVISER, HARRIS ASSOCIATES L.P., THE FUNDS' OFFICERS AND TRUSTEES AND THEIR FAMILIES HAVE OVER $200 MILLION INVESTED IN THE OAKMARK FUNDS. THIS COMPARES TO AN INVESTMENT OF $180 MILLION IN DECEMBER 2004, THE LAST DATE FOR WHICH WE REPORTED HOLDINGS. This increase represents a combination of price appreciation and additional purchases.

For those particularly interested in portfolio manager holdings, all of our Fund managers own at least $1 million of the Fund that they manage. As required under recent SEC rules, we will provide more details on portfolio manager holdings when we release our year-end filings later this month.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

     SUMMARY INFORMATION

                                                                                                             THE OAKMARK
                                       THE OAKMARK                        THE OAKMARK                     EQUITY AND INCOME
PERFORMANCE FOR PERIOD                FUND--CLASS I                  SELECT FUND--CLASS I                   FUND--CLASS I
ENDED DECEMBER 31, 2005(1)               (OAKMX)                           (OAKLX)                             (OAKBX)
-----------------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 1.16%                              4.56%                              0.44%
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                   -1.31%                              4.84%                              8.60%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                 11.38%                            14.06%                              13.87%
-----------------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                  6.94%                            10.37%                              11.27%
-----------------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                 8.39%                              N/A                               13.72%
-----------------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                        15.39%                            18.81%                              13.75%
                                        (8/5/91)                          (11/1/96)                           (11/1/95)
-----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Washington Mutual, Inc.      3.4%  Washington Mutual, Inc.     15.5%  XTO Energy, Inc.             4.6%
AS OF DECEMBER 31, 2005(2)  McDonald's Corporation       2.9%  Yum! Brands, Inc.            6.9%  Burlington Resources Inc.    4.3%
                            Yum! Brands, Inc.            2.5%  H&R Block, Inc.              6.5%  Nestle SA                    2.9%
COMPANY AND % OF TOTAL      Viacom Inc., Class B         2.4%  First Data Corporation       5.4%  Caremark Rx, Inc.            2.7%
NET ASSETS                  H&R Block, Inc.              2.4%  Time Warner Inc.             4.6%  General Dynamics
                                                                                                   Corporation                 2.4%
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR ALLOCATION AS OF     Consumer Discretionary      44.8%  Consumer Discretionary      47.9%  U.S. Government Securities  29.6%
DECEMBER 31, 2005           Financials                  15.6%  Financials                  24.4%  Energy                      14.0%
                            Consumer Staples            12.6%  Information Technology      10.2%  Consumer Staples            11.3%
SECTOR AND % OF             Information Technology      10.5%  Health Care                  8.1%  Consumer Discretionary      11.1%
MARKET VALUE                Industrials                  7.2%  Energy                       4.8%  Industrials                 10.5%
                            Health Care                  5.9%  Industrials                  4.6%  Health Care                  6.9%
                            Energy                       3.4%                                     Financials                   6.8%
                                                                                                  Foreign Government
                                                                                                   Securities                  6.7%
                                                                                                  Information Technology       2.7%
                                                                                                  Materials                    0.4%
-----------------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

                                                                          THE OAKMARK                         THE OAKMARK
                                      THE OAKMARK                        INTERNATIONAL                     EQUITY AND INCOME
PERFORMANCE FOR PERIOD            GLOBAL FUND--CLASS I                    FUND--CLASS I                 SMALL CAP FUND--CLASS I
ENDED DECEMBER 31, 2005(1)               (OAKGX)                            (OAKIX)                              (OAKEX)
-----------------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               3.29%                                2.52%                                  6.58%
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                 13.23%                               14.12%                                 21.26%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                               24.95%                               23.33%                                 33.57%
-----------------------------------------------------------------------------------------------------------------------------------
  5 YEAR                               18.05%                               10.25%                                 20.63%
-----------------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                N/A                                12.14%                                 14.62%
-----------------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      16.43%                               12.53%                                 13.94%
                                      (8/4/99)                             (9/30/92)                              (11/1/95)
-----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Burlington Resources Inc.    5.4%  GlaxoSmithKline plc          3.5%  Carpetright plc              4.1%
AS OF DECEMBER 31, 2005(2)  Diageo plc                   4.0%  Bayerische Motoren Werke           Julius Baer Holding Ltd.,
                            Nestle SA                    3.8%   (BMW) AG                    3.1%   Class B                     4.0%
COMPANY AND % OF TOTAL      Julius Baer Holding Ltd.,          Diageo plc                   3.0%  Matalan PLC                  3.8%
NET ASSETS                   Class B                     3.7%  SK Telecom Co., Ltd.         2.9%  Benfield Group Plc           3.6%
                            Takeda Pharmaceutical              Bank of Ireland              2.8%  JJB Sports plc               3.5%
                             Company Limited             3.4%
-----------------------------------------------------------------------------------------------------------------------------------
SECTOR ALLOCATION AS OF     Consumer Discretionary      23.6%  Financials                  24.5%  Consumer Discretionary      25.2%
DECEMBER 31, 2005           Financials                  13.6%  Consumer Discretionary      21.5%  Industrials                 23.3%
                            Health Care                 13.0%  Consumer Staples            18.3%  Financials                  17.3%
SECTOR AND % OF             Consumer Staples            12.6%  Health Care                  9.8%  Information Technology      17.0%
MARKET VALUE                Information Technology      12.2%  Materials                    7.8%  Materials                    6.5%
                            Industrials                 10.2%  Telecommunication Services   7.4%  Consumer Staples             4.6%
                            Energy                       5.4%  Industrials                  6.6%  Health Care                  4.4%
                            Telecommunication Services   4.8%  Information Technology       2.5%  Telecommunication Services   1.7%
                            Materials                    4.6%  Energy                       1.6%
-----------------------------------------------------------------------------------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

[PHOTO OF WILLIAM C. NYGREN]

I'm pleased to say that our new fiscal year is off to a good start, with positive returns for both Funds, as compared to our somewhat disappointing 2005 year. We continue to be optimistic due to the low returns of competing investments, primarily bonds, and because of P/E(3) levels that appear reasonable relative to historic norms. We also believe that the risk level in our portfolios is somewhat below our typical levels. Normally, value funds like ours tend to own many stocks that need to alter their fundamental performance dramatically in order to justify higher stock prices. Today, many of our holdings are in businesses that have performed very well over long periods, but whose historical price premiums have narrowed considerably. We usually think that stock prices are too high for businesses that have been experiencing above average growth, but we are now very pleased with the increasing opportunity to own above average businesses at average prices.

Our biggest news in the quarter was that we filed a 13-D with the SEC for our holding in Knight Ridder, which--as publisher of 31 daily newspapers--is one of the largest newspaper companies in the U.S. A 13-D indicates to the public and the company that we no longer intend to remain passive investors. In our filing, we included the letter we sent to Knight Ridder's Board of Directors in which we urged the Board to consider selling the company. Given our performance last year, some e-mailers asked why we weren't sending out more of those letters! Though the question itself is only rhetorical, I think the answer of how we relate to managements of our holdings is an important one.

One would like to believe that any investor would view their right to participate in proxy voting as an important tool for maximizing his or her investment return. But, that isn't always the case. The business section of THE NEW YORK TIMES first edition of 2006 had a banner headline, "The Big Winner, Again, is 'Scandalot.'" The article summarized an unfortunately lengthy list of 2005 corporate scandals. Another article in the same paper, "Maybe the Stock Pickers Have Gone Fishing," showed that forty years ago about 80% of trading was done by "stock-pickers," but today nearly that same percentage is accounted for by passive traders--such as indexers. The tie between these two stories may not be obvious, but as fewer shareholders think of themselves as owners, fewer have any interest in corporate governance. An important check on management is being lost, and it is creating an environment that allows some managements to engage in value-destroying behavior.

As long-term investors, we highly value the voting right that comes with stock ownership. Though voting is important, it is certainly not the only way we ensure that management is representing our interest. Our initial attempt to align managements' interests with ours occurs during our research process. Long before we decide to purchase a stock, our analysts review management's incentives to assess whether or not actions that maximize a manager's wealth also maximize the wealth of the shareholders. It is nearly a sure bet that any individual will act in his or her own economic self-interest, so we want management's interest to be the same as ours. We like to see incentive plans tied to variables that we think are tightly linked to business value, and therefore stock prices. For example, we prefer a bonus structure based on EPS(4) growth to one based on Net Income growth because the latter structure is more likely to encourage growth that is detrimental to per-share value. We also look closely at what managements have said. We like to see corporate goals that emphasize maximizing the long-term, per-share value of the company. Such language is, to us, far preferable to language that stresses the importance of various "stakeholders." While it is certainly important to consider stakeholders such as employees and customers, we want their interests to be considered only in the context of maximizing long-term, per-share business value. We also look at what managements have done. We like to see evidence of a willingness to make value-maximizing decisions, particularly when those decisions don't make the manager's job bigger. Examples include repurchasing stock, selling a division, or even selling the whole company. Only when we believe that a management team is likely to act in our interest will we make an investment.

After we make our investment we continue communicating with company management. We read their statements, listen to their conference calls, attend their speeches, talk to them on the phone and meet with them in groups and privately. Our goal is to make sure that, as we expected, they are acting in our interest.

Should we see red flags that make us question that belief, our first step is to have a private discussion with them, and hopefully they can explain their actions. I vividly remember a meeting with the CEO of one of our previous holdings, First USA. We wanted them to reduce their marketing spending, and instead use that money to repurchase their undervalued stock. The CEO respectfully listened to our criticism. Then he explained that based on how we valued the business, his marketing spending was creating value of three times its cost, whereas share repurchase would only create value of two times its cost. He was right, we were wrong, and our confidence in First USA's management was restored.

Sometimes, however, the CEO can't satisfy our concerns, and we end the private discussion convinced that our goals aren't aligned. When that happens, our first step is to evaluate how undervalued the stock is relative to other stocks we could invest in. If that undervaluation is similar to companies with better management, then we will usually sell the stock and reinvest the proceeds. But when the stock looks significantly more attractive than other investments, we will take further steps. When talking privately with a manager doesn't produce our desired result, our next step is to express our concerns privately to the Board of Directors. Only when that fails will we take the step of expressing our opposition to management publicly, as we did last quarter with Knight Ridder.

Looking beyond the issue of management, the Knight Ridder process may produce helpful information about business values, which could be important for deciding the price at which we would sell other holdings. We now consider many media companies to be attractive based on prices paid in acquisitions of similar businesses. Knight Ridder isn't the only investment we have in print media.

We also have an interest in Time Warner's magazine division, and The Oakmark Fund holds another newspaper company, Gannett. The response to Knight Ridder will, we believe, be an important statement about the value of traditional print media. Investment banking firms asked for indications of interest from anyone that might want to purchase all or part of Knight Ridder. Effectively, it appears that Knight Ridder is being auctioned to the highest bidder. For that reason, we think that the Knight Ridder results can be extrapolated to others in the industry.

When shareholders began publicly criticizing Knight Ridder's strategic direction, the stock price was $53. Most analysts and financial reporters were skeptical that Knight Ridder stock would be worth much more than that. If acquisition offers are not forthcoming, or are priced inadequately relative to the stock price, we will need to re-visit the valuations of our other print media holdings. If as we expect, bidding is robust, and consistent with past newspaper acquisitions, we would consider that as strong supporting evidence for our belief that many print media companies are undervalued. We shall soon find out who is right.

Best wishes,

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

THE OAKMARK FUND

     REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND KEVIN G. GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                 THE OAKMARK FUND (CLASS I)     S&P 500
  8/5/1991               $  10,000             $  10,000
 9/30/1991               $  11,050             $  10,066
12/31/1991               $  13,020             $  10,909
 3/31/1992               $  14,690             $  10,634
 6/30/1992               $  15,230             $  10,836
 9/30/1992               $  16,800             $  11,178
12/31/1992               $  19,386             $  11,741
 3/31/1993               $  20,927             $  12,253
 6/30/1993               $  21,494             $  12,313
 9/30/1993               $  23,095             $  12,631
12/31/1993               $  25,300             $  12,924
 3/31/1994               $  24,242             $  12,434
 6/30/1994               $  24,951             $  12,486
 9/30/1994               $  26,663             $  13,097
12/31/1994               $  26,138             $  13,095
 3/31/1995               $  28,539             $  14,370
 6/30/1995               $  30,303             $  15,741
 9/30/1995               $  32,841             $  16,992
12/31/1995               $  35,134             $  18,015
 3/31/1996               $  36,386             $  18,982
 6/30/1996               $  37,661             $  19,834
 9/30/1996               $  37,945             $  20,447
12/31/1996               $  40,828             $  22,152
 3/31/1997               $  42,456             $  22,746
 6/30/1997               $  48,917             $  26,716
 9/30/1997               $  52,009             $  28,717
12/31/1997               $  54,132             $  29,542
 3/31/1998               $  59,517             $  33,663
 6/30/1998               $  57,909             $  34,775
 9/30/1998               $  49,899             $  31,316
12/31/1998               $  56,155             $  37,985
 3/31/1999               $  55,888             $  39,877
 6/30/1999               $  62,332             $  42,688
 9/30/1999               $  53,882             $  40,023
12/31/1999               $  50,277             $  45,977
 3/31/2000               $  45,767             $  47,032
 6/30/2000               $  46,950             $  45,783
 9/30/2000               $  49,815             $  45,339
12/31/2000               $  56,201             $  41,791
 3/31/2001               $  60,342             $  36,837
 6/30/2001               $  65,927             $  38,993
 9/30/2001               $  59,986             $  33,269
12/31/2001               $  66,479             $  36,824
 3/31/2002               $  69,250             $  36,926
 6/30/2002               $  63,463             $  31,979
 9/30/2002               $  52,927             $  26,454
12/31/2002               $  56,902             $  28,686
 3/31/2003               $  54,576             $  27,783
 6/30/2003               $  63,826             $  32,059
 9/30/2003               $  64,034             $  32,907
12/31/2003               $  71,301             $  36,914
 3/31/2004               $  72,327             $  37,539
 6/30/2004               $  73,941             $  38,186
 9/30/2004               $  73,467             $  37,473
12/31/2004               $  79,667             $  40,931
 3/31/2005               $  77,913             $  40,052
 6/30/2005               $  78,084             $  40,600
 9/30/2005               $  77,722             $  42,064
12/31/2005               $  78,621             $  43,223

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                            SINCE
                                  TOTAL RETURN                            INCEPTION
                                 LAST 3 MONTHS*  1-YEAR  5-YEAR  10-YEAR  (8/5/91)
-----------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)               1.16%       -1.31%  6.94%    8.39%    15.39%
S&P 500                              2.09%        4.91%  0.54%    9.07%    10.70%
Dow Jones Average(6)                 2.06%        1.72%  2.01%    9.76%    11.71%
Lipper Large Cap Value Index(7)      1.87%        6.26%  2.26%    8.79%    10.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

For the quarter The Oakmark Fund increased in value by 1% which slightly trailed the S&P 500's 2% increase. For the calendar year, the Fund had a disappointing 1% loss.

Our financial stocks were the quarter's best performers, with JP Morgan and Washington Mutual having higher returns than any other Fund holdings. U.S. Bancorp, Bank of New York and Citigroup also achieved above average gains. Another strong performer, Burlington Resources, announced it was being acquired. Unfortunately, it was being acquired by another of our holdings, ConocoPhillips, which resulted in ConocoPhillips becoming our worst performer. Although investor reaction suggests that Conoco is overpaying, we don't think so. We see Burlington as a good strategic fit, and believe that the merged company will achieve significant cost savings.

During the quarter we eliminated two positions: Automatic Data Processing and Waste Management. Both stocks were multi-year holdings and both were profitable. However, both failed to achieve the growth in business value that we had originally projected. These sales actually demonstrate the margin of safety inherent in our approach. Because we purchased both stocks at such low prices, we were able to exit both positions profitably, despite their disappointing growth. No additions were made to the portfolio during the past quarter.

As we said in our last report, we believe stocks will likely deliver higher long-term returns than other categories of investments. The average stock now sells at about 15 times expected forward earnings. One has to go back to 1995 to find a year that began with a lower P/E(3) ratio. Looking back over longer time periods, a price of 15 times earnings appears much more typical than it does high. We believe that starting the year at a valuation level that is historically average or even somewhat lower than average lessens the probability of a market decline and increases the probability of achieving reasonably good returns. Further, we continue to believe that most of our holdings are in better-than-average businesses that have typically commanded significant P/E premiums, but currently are priced very near the average P/E level. We believe our portfolio is well positioned to benefit from a return to more typical quality spreads.

Best wishes,

/s/ William C. Nygren              /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA             KEVIN G. GRANT, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4%

APPAREL RETAIL--4.0%
  The Gap, Inc.                                                      7,066,700   $   124,656,588
  Limited Brands                                                     5,528,047       123,551,850
                                                                                 ---------------
                                                                                     248,208,438

BROADCASTING & CABLE TV--7.7%
  Liberty Media Corporation, Class A (a)                            16,199,400   $   127,489,278
  The DIRECTV Group, Inc. (a)                                        8,400,000       118,608,000
  Comcast Corporation, Special Class A (a)                           4,325,000       111,109,250
  EchoStar Communications Corporation, Class A (a)                   3,275,000        88,981,750
  Discovery Holding Company, Class A (a)                             1,569,940        23,784,591
                                                                                 ---------------
                                                                                     469,972,869

DEPARTMENT STORES--2.0%
  Kohl's Corporation (a)                                             2,500,000   $   121,500,000

HOME IMPROVEMENT RETAIL--2.4%
  The Home Depot, Inc.                                               3,581,500   $   144,979,120

HOMEBUILDING--1.9%
  Pulte Homes, Inc.                                                  2,900,000   $   114,144,000

HOUSEHOLD APPLIANCES--2.0%
  The Black & Decker Corporation                                     1,450,000   $   126,092,000

HOUSEWARES & SPECIALTIES--2.0%
  Fortune Brands, Inc.                                               1,600,000   $   124,832,000

LEISURE PRODUCTS--1.0%
  Mattel, Inc.                                                       3,874,300   $    61,291,426

MOTORCYCLE MANUFACTURERS--2.1%
  Harley-Davidson, Inc.                                              2,500,000   $   128,725,000

MOVIES & ENTERTAINMENT--7.0%
  Viacom, Inc., Class B (a)                                          4,579,490   $   149,291,374
  Time Warner, Inc.                                                  8,297,700       144,711,888
  The Walt Disney Company                                            5,650,000       135,430,500
                                                                                 ---------------
                                                                                     429,433,762

PUBLISHING--2.5%
  Gannett Co., Inc.                                                  1,534,500   $    92,944,665
  Knight-Ridder, Inc.                                                  916,000        57,982,800
                                                                                 ---------------
                                                                                     150,927,465

RESTAURANTS--5.3%
  McDonald's Corporation                                             5,200,000   $   175,344,000
  Yum! Brands, Inc.                                                  3,274,000       153,485,120
                                                                                 ---------------
                                                                                     328,829,120

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4% (CONT.)

SPECIALIZED CONSUMER SERVICES--2.4%
  H&R Block, Inc.                                                    5,958,600   $   146,283,630

BREWERS--3.5%
  Anheuser-Busch Companies, Inc.                                     3,000,000   $   128,880,000
  InBev NV (b)                                                       2,000,000        87,067,683
                                                                                 ---------------
                                                                                     215,947,683

DISTILLERS & VINTNERS--1.9%
  Diageo plc (c)                                                     2,021,000   $   117,824,300

HYPERMARKETS & SUPER CENTERS--2.2%
  Wal-Mart Stores, Inc.                                              2,850,000   $   133,380,000

PACKAGED FOODS & MEATS--3.2%
  General Mills, Inc.                                                2,406,000   $   118,663,920
  H.J. Heinz Company                                                 2,310,000        77,893,200
                                                                                 ---------------
                                                                                     196,557,120

SOFT DRINKS--1.1%
  Coca-Cola Enterprises, Inc.                                        3,500,000   $    67,095,000

INTEGRATED OIL & GAS--1.6%
  ConocoPhillips                                                     1,670,670   $    97,199,581

OIL & GAS EXPLORATION & PRODUCTION--1.6%
  Burlington Resources, Inc.                                         1,142,200   $    98,457,640

ASSET MANAGEMENT & CUSTODY BANKS--1.3%
  The Bank of New York Company, Inc.                                 2,500,000   $    79,625,000

DIVERSIFIED BANKS--2.0%
  U.S. Bancorp                                                       4,100,000   $   122,549,000

LIFE & HEALTH INSURANCE--1.9%
  AFLAC Incorporated                                                 2,467,000   $   114,518,140

OTHER DIVERSIFIED FINANCIAL SERVICES--4.4%
  Citigroup, Inc.                                                    2,850,000   $   138,310,500
  JP Morgan Chase & Co.                                              3,400,000       134,946,000
                                                                                 ---------------
                                                                                     273,256,500

THRIFTS & MORTGAGE FINANCE--5.1%
  Washington Mutual, Inc.                                            4,737,300   $   206,072,550
  MGIC Investment Corporation                                        1,590,600       104,693,292
                                                                                 ---------------
                                                                                     310,765,842

HEALTH CARE EQUIPMENT--2.0%
  Baxter International, Inc.                                         3,200,000   $   120,480,000

NAME                                                              SHARES HELD/
                                                                     PAR VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--94.4% (CONT.)

PHARMACEUTICALS--3.6%
  Bristol-Myers Squibb Company                                       4,850,000   $   111,453,000
  Abbott Laboratories                                                2,787,300       109,903,239
                                                                                 ---------------
                                                                                     221,356,239

AEROSPACE & DEFENSE--3.5%
  Raytheon Company                                                   3,000,000   $   120,450,000
  Honeywell International, Inc.                                      2,550,000        94,987,500
                                                                                 ---------------
                                                                                     215,437,500

BUILDING PRODUCTS--2.1%
  Masco Corporation                                                  4,333,600   $   130,831,384

INDUSTRIAL CONGLOMERATES--1.2%
  Tyco International Ltd.                                            2,558,000   $    73,823,880

COMPUTER HARDWARE--3.4%
  Hewlett-Packard Company                                            3,875,000   $   110,941,250
  Sun Microsystems, Inc. (a)                                        23,370,000        97,920,300
                                                                                 ---------------
                                                                                     208,861,550

DATA PROCESSING & OUTSOURCED SERVICES--2.3%
  First Data Corporation                                             3,250,000   $   139,782,500

OFFICE ELECTRONICS--1.4%
  Xerox Corporation (a)                                              5,972,400   $    87,495,660

SEMICONDUCTORS--2.8%
  Texas Instruments Incorporated                                     3,000,000   $    96,210,000
  Intel Corp.                                                        3,000,000        74,880,000
                                                                                 ---------------
                                                                                     171,090,000
  TOTAL COMMON STOCKS (COST: $4,513,698,410)                                       5,791,553,349

SHORT TERM INVESTMENTS--5.6%

U.S. GOVERNMENT AGENCIES--1.6%
  Federal Home Loan Bank, 4.02% due 1/4/2006                      $ 50,000,000   $    49,977,667
  Federal Home Loan Mortgage Corporation,
    4.17% due 1/10/2006                                             50,000,000        49,942,083
                                                                                 ---------------
  TOTAL U.S. GOVERNMENT AGENCIES (COST: $99,919,750)                                  99,919,750

NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.6% (CONT.)

REPURCHASE AGREEMENTS--4.0%
  IBT Repurchase Agreement, 3.55% dated 12/30/2005 due
    1/3/2006, repurchase price of $240,594,864,
    collateralized by Government National Mortgage
    Association bonds, with a rate of 4.00%, with maturities
    from 10/20/2032 - 2/20/2033, and with a market value
    plus accrued interest of $37,653,395, Small Business
    Administration Bonds, with rates of 6.125% - 7.60%, with
    maturities from 1/25/2017 - 11/25/2030, and with an
    aggregate market value plus accrued interest of
    $214,871,605                                               $   240,500,000   $   240,500,000

  IBT Repurchase Agreement, 3.02% dated 12/30/2005 due
    1/3/2006, repurchase price $1,712,359, collateralized by
    a Small Business Administration Bond, with a rate of
    7.375%, with a maturity date of 1/25/2016, and with a
    market value plus accrued interest of $1,797,373                 1,711,784         1,711,784
                                                                                 ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $242,211,784)                                   242,211,784

  TOTAL SHORT TERM INVESTMENTS (COST: $342,131,534)                                  342,131,534

  Total Investments (Cost $4,855,829,944)--100.0%                                $ 6,133,684,883
  Other Assets In Excess Of Other Liabilities--0.0%                                    1,267,505
                                                                                 ---------------
  TOTAL NET ASSETS--100%                                                         $ 6,134,952,388
                                                                                 ===============

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.
(c) Represents an American Depository Receipt.

THE OAKMARK SELECT FUND

     REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                  THE OAKMARK SELECT FUND (CLASS I)     S&P 500
 11/1/1996                    $  10,000                $  10,000
12/31/1996                    $  11,420                $  10,543
 3/31/1997                    $  12,140                $  10,826
 6/30/1997                    $  14,180                $  12,715
 9/30/1997                    $  16,340                $  13,668
12/31/1997                    $  17,704                $  14,060
 3/31/1998                    $  20,078                $  16,021
 6/30/1998                    $  20,462                $  16,551
 9/30/1998                    $  16,936                $  14,904
12/31/1998                    $  20,575                $  18,078
 3/31/1999                    $  22,766                $  18,979
 6/30/1999                    $  24,482                $  20,317
 9/30/1999                    $  22,028                $  19,048
12/31/1999                    $  23,557                $  21,882
 3/31/2000                    $  25,667                $  22,384
 6/30/2000                    $  24,324                $  21,790
 9/30/2000                    $  27,432                $  21,578
12/31/2000                    $  29,637                $  19,890
 3/31/2001                    $  32,826                $  17,532
 6/30/2001                    $  35,865                $  18,558
 9/30/2001                    $  34,496                $  15,834
12/31/2001                    $  37,359                $  17,526
 3/31/2002                    $  38,306                $  17,574
 6/30/2002                    $  35,206                $  15,220
 9/30/2002                    $  29,720                $  12,590
12/31/2002                    $  32,699                $  13,653
 3/31/2003                    $  32,535                $  13,223
 6/30/2003                    $  37,806                $  15,258
  9/3/2003                    $  37,820                $  15,662
12/31/2003                    $  42,181                $  17,569
 3/31/2004                    $  43,214                $  17,866
 6/30/2004                    $  42,553                $  18,174
 9/30/2004                    $  42,980                $  17,835
12/31/2004                    $  46,286                $  19,481
 3/31/2005                    $  46,342                $  19,062
 6/30/2005                    $  46,217                $  19,323
 9/30/2005                    $  46,411                $  20,020
12/31/2005                    $  48,527                $  20,478

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                         SINCE
                                        TOTAL RETURN                   INCEPTION
                                       LAST 3 MONTHS*  1-YEAR  5-YEAR  (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)              4.56%        4.84%  10.37%   18.81%
S&P 500                                    2.09%        4.91%   0.54%    8.13%
S&P MidCap 400(8)                          3.34%       12.56%   8.60%   14.25%
Lipper Mid Cap Value Index(9)              1.92%        8.76%  10.50%   11.01%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund gained 5% during the quarter and again achieved an all-time high NAV(10). This quarter's return was good not only in absolute terms, but it also compared favorably to the S&P 500's gain of 2%. For the full calendar year, a rabbit came out of the hat! After nine months of flat performance, on the last trading day of the year, your Fund caught up with the S&P 500 with a full year increase of 5%. (And, for any skeptics: no, we didn't make any trades on the final trading day!)

We intentionally said that "a rabbit came out of the hat" rather than "we pulled a rabbit from the hat" because we did nothing differently than we'd done throughout the year. No new stocks were added to the portfolio, and no positions were eliminated. As we have often said, we believe our approach will create good long-term results; however, consistent adherence to the discipline can create inconsistent short-term results.

The portfolio's quarterly gain was broad-based: eight of our twenty stocks increased in price by more than five percent, and none of our stocks fell by that amount. The biggest gainer was Moody's, which increased by 20%. We've effectively held Moody's since the Fund's inception in 1996. One of Oakmark Select's initial holdings was Dun & Bradstreet, which spun-off Moody's in 2000. Independence has been good for Moody's. Since the spin-off, the stock has increased by more than 350%. Though that increase was driven largely by very strong earnings growth, we now believe the stock is nearly appropriately valued and have therefore reduced our position. Our financial stocks were also strong performers during the quarter, with JP Morgan up 18% and Washington Mutual up 12%. With the end of rising short-term rates perhaps in sight, investors again focused on this sector's attractive valuations. We continue to like the fundamentals for retail banks, as well as the sector's low valuations and high dividend yields. There is much speculation about consolidation opportunities in retail banking--including speculation that Washington Mutual could be an attractive acquisition target. For us, though an acquisition at full value would be welcome news for any of our holdings, our focus remains on the per-share business value that we see continuing to grow.

Best wishes,

/s/ William C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA             HENRY R. BERGHOEF, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--91.6%

APPAREL RETAIL--6.4%
  Limited Brands                                                     9,580,981   $   214,134,925
  The Gap, Inc.                                                     10,519,500       185,563,980
                                                                                 ---------------
                                                                                     399,698,905

BROADCASTING & CABLE TV--5.9%
  Liberty Media Corporation, Class A (a)                            30,785,700   $   242,283,459
  Discovery Holding Company, Class A (a)                             8,376,900       126,910,035
                                                                                 ---------------
                                                                                     369,193,494

LEISURE PRODUCTS--2.5%
  Mattel, Inc.                                                       9,670,900   $   152,993,638

MOVIES & ENTERTAINMENT--8.4%
  Time Warner, Inc.                                                 16,240,000   $   283,225,600
  Viacom, Inc., Class B (a)                                          7,350,000       239,610,000
                                                                                 ---------------
                                                                                     522,835,600

PUBLISHING--2.7%
  Knight-Ridder, Inc.                                                2,606,500   $   164,991,450

RESTAURANTS--11.4%
  Yum! Brands, Inc.                                                  9,207,000   $   431,624,160
  McDonald's Corporation                                             8,300,000       279,876,000
                                                                                 ---------------
                                                                                     711,500,160

SPECIALIZED CONSUMER SERVICES--6.5%
  H&R Block, Inc.                                                   16,519,600   $   405,556,180

OIL & GAS EXPLORATION & PRODUCTION--4.5%
  Burlington Resources, Inc.                                         3,203,600   $   276,150,320

OTHER DIVERSIFIED FINANCIAL SERVICES--4.3%
  JP Morgan Chase & Co.                                              6,750,000   $   267,907,500

SPECIALIZED FINANCE--2.5%
  Moody's Corporation                                                2,559,200   $   157,186,064

THRIFTS & MORTGAGE FINANCE--15.5%
  Washington Mutual, Inc.                                           22,217,400   $   966,456,900

HEALTH CARE SERVICES--3.3%
  IMS Health Incorporated                                            8,303,441   $   206,921,750

PHARMACEUTICALS--4.1%
  Bristol-Myers Squibb Company                                      10,990,200   $   252,554,796

DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES--4.2%
  The Dun & Bradstreet Corporation (a)                               3,934,900   $   263,480,904

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--91.6% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--5.4%
  First Data Corporation                                             7,815,400   $   336,140,354

OFFICE ELECTRONICS--4.0%
  Xerox Corporation (a)                                             16,746,400   $   245,334,760

  TOTAL COMMON STOCKS (COST: $3,839,532,646)                                       5,698,902,775

SHORT TERM INVESTMENTS--8.9%

U.S. GOVERNMENT AGENCIES--4.0%
  Fannie Mae, 4.16% due 1/19/2006                                $  75,000,000   $    74,835,333
  Federal Home Loan Bank, 4.02% due 1/4/2006                        50,000,000        49,977,667
  Federal Home Loan Mortgage Corporation,
    4.17% - 4.20% due 1/10/2006 - 1/30/2006                        125,000,000       124,679,583
                                                                                 ---------------
  TOTAL U.S. GOVERNMENT AGENCIES (COST: $249,492,583)                                249,492,583

REPURCHASE AGREEMENTS--4.9%
  IBT Repurchase Agreement, 3.55% dated 12/30/2005 due
    1/3/2006, repurchase price $305,120,306, collaterized by a
    Government National Mortgage Association Bond, with a rate of 4.500%, with a maturity of 8/20/2032, and with an
    aggregate market value plus accrued interest of
    $11,230,056, Small Business Administration Bonds, with
    rates of 6.125% - 7.625%, with maturities from 9/25/2016 -
    8/25/2030, and with an aggregate market value plus accrued
    interest of $309,019,944                                     $ 305,000,000   $   305,000,000

  IBT Repurchase Agreement, 3.02% dated 12/30/2005 due
    1/3/2006, repurchase price $973,480, collaterized by a
    Small Business Administration Bond, with a rate of 6.375%, with a maturity date of 12/25/2026, and with a market value
    plus accrued interest of $1,021,810                                973,153           973,153
                                                                                 ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $305,973,153)                                   305,973,153

  TOTAL SHORT TERM INVESTMENTS (COST: $555,465,736)                                  555,465,736

  Total Investments (Cost $4,394,998,382)--100.5%                                $ 6,254,368,511
  Other Liabilities In Excess Of Other Assets--(0.5)%                                (32,431,869)
                                                                                 ---------------
  TOTAL NET ASSETS--100%                                                         $ 6,221,936,642
                                                                                 ===============

(a) Non-income producing security.

THE OAKMARK EQUITY AND INCOME FUND

     REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(11)

               THE OAKMARK EQUITY & INCOME FUND (CLASS I)  LIPPER BALANCED FUND INDEX
 11/1/1995                      $  10,000                        $  10,000
12/31/1995                      $  10,240                        $  10,473
 3/31/1996                      $  10,500                        $  10,707
 6/30/1996                      $  11,040                        $  10,925
 9/30/1996                      $  11,110                        $  11,213
12/31/1996                      $  11,805                        $  11,840
 3/31/1997                      $  12,153                        $  11,895
 6/30/1997                      $  13,430                        $  13,178
 9/30/1997                      $  14,810                        $  14,024
12/31/1997                      $  14,941                        $  14,243
 3/31/1998                      $  16,233                        $  15,370
 6/30/1998                      $  16,320                        $  15,599
 9/30/1998                      $  15,191                        $  14,701
12/31/1998                      $  16,792                        $  16,392
 3/31/1999                      $  16,792                        $  16,655
 6/30/1999                      $  18,457                        $  17,402
 9/30/1999                      $  17,518                        $  16,682
12/31/1999                      $  18,119                        $  17,863
 3/31/2000                      $  18,924                        $  18,396
 6/30/2000                      $  18,886                        $  18,174
 9/30/2000                      $  20,761                        $  18,535
12/31/2000                      $  21,723                        $  18,290
 3/31/2001                      $  22,621                        $  17,374
 6/30/2001                      $  24,445                        $  17,984
 9/30/2001                      $  23,751                        $  16,621
12/31/2001                      $  25,635                        $  17,698
 3/31/2002                      $  26,708                        $  17,805
 6/30/2002                      $  25,855                        $  16,628
 9/30/2002                      $  23,640                        $  14,986
12/31/2002                      $  25,087                        $  15,807
 3/31/2003                      $  24,515                        $  15,516
 6/30/2003                      $  27,750                        $  17,209
 9/30/2003                      $  28,308                        $  17,562
12/31/2003                      $  30,908                        $  18,958
 3/31/2004                      $  32,200                        $  19,410
 6/30/2004                      $  32,803                        $  19,384
 9/30/2004                      $  32,452                        $  19,420
12/31/2004                      $  34,110                        $  20,661
 3/31/2005                      $  33,892                        $  20,399
 6/30/2005                      $  34,850                        $  20,764
 9/30/2005                      $  36,882                        $  21,371
12/31/2005                      $  37,044                        $  21,645

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                                   SINCE
                                         TOTAL RETURN                            INCEPTION
                                        LAST 3 MONTHS*  1-YEAR  5-YEAR  10-YEAR  (11/1/95)
------------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME FUND (CLASS I)      0.44%       8.60%   11.27%   13.72%   13.75%
Lipper Balanced Fund Index                  1.71%       5.20%    3.51%    7.57%    7.89%
S&P 500(5)                                  2.09%       4.91%    0.54%    9.07%    9.53%
Lehman Govt./ Corp. Bond(12)                0.60%       2.37%    6.11%    6.17%    6.36%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

"People are always blaming their circumstances for what they are. I don't believe in circumstances. The people who get on in this world are the people who get up and look for the circumstances they want, and, if they can't find them, make them."

                                                             George Bernard Shaw

OUR RESULTS

The Oakmark Equity and Income Fund remained unchanged for the quarter ended December 31, bringing the calendar year gain to 9%. For the calendar year 2005, the Fund outperformed the S&P 500, which gained 5%, and our primary benchmark, the Lipper Balanced Fund Index, which also gained 5% for the year. We are pleased with this period of absolute positive returns. As we have said, it is absolute positive returns that preserve and grow your capital. Absolute positive returns also allow you, our investors, to withstand this period of nascent inflation, a period which otherwise could have eroded your purchasing power. We are particularly aware of the importance of this issue for those shareholders who live on a fixed income. Looking back over the past five-year and ten-year periods, we have grown and compounded the capital of our long-term investors (ourselves included) at an 11% and 14% rate annualized respectively. We continue to dedicate ourselves to generating absolute positive returns.

That said, 2006 has the potential to be something of a difficult year. The inventory of unsold homes in the U.S. is increasing (finally), which has created a pause in the almost constant increase in domestic real estate prices over the past several years. In and of itself, this pause would not be bad, but to the extent that the consumer has relied on an increasing home price to finance the pace of consumer spending, this could have troubling consequences. Additionally, political risk seems to be returning to the global marketplace. For example, within the past twenty-four hours (as of the writing of this letter), Russia shut off and then reopened the flow of natural gas in its pipeline running through Ukraine into Western Europe. Russia is concerned that Ukraine is diverting gas from the pipeline for its own needs on an expired contract, at below market rates, and in volumes above what was originally contracted. We mention such macro events only because we are aware of them peripherally, as we continue to identify undervalued securities for our portfolio. If nothing else, we look for events that cause increased market volatility, for they often provide us with the opportunity to enter an attractive situation at a good price.

THE PORTFOLIO REVISITED

On one level, recent portfolio activity could be described as incremental. At the end of the prior quarter, 61.1% of the Fund was invested in Equity and Equivalents. At the end of the current quarter, 60.5% of the Fund was invested in Equity and Equivalents. Positions in Imation, Live Nation (a spin-out from Clear Channel Corporation), and Techne were eliminated as they approached their sell targets. We also eliminated our position in Viacom before its corporate restructuring, for tax reasons. We initiated positions in Smithfield Foods and in News Corporation (through an investment in its Class B common stock).

On another level, we were gratified that Burlington Resources, which at the end of the past quarter was the single largest equity position in the Fund, was the subject of a takeover offer from ConocoPhillips. Proposed to close in the first half of 2006, the deal was valued at approximately $92 per share of Burlington Resources, half of which will be paid in cash and half of which will be paid in ConocoPhillips common stock.

ENERGY, ACT II, SCENE I

We spend a lot of time thinking about the Fund's energy investments. As readers of these commentaries know, we often explain our thinking to you. As value investors, we are particularly aware of the importance of regression to the mean, especially as it pertains to commodity businesses. However, as we have explained before, we believe that the dynamics of the natural gas industry in North America are very different from that of global energy markets. Accordingly, we have concentrated our investments in companies with major exposure to natural gas reserves in the politically stable areas of Canada and the United States. We have bought these companies at a discount to our estimates of the liquidation value of their energy reserves, which if accurate means we are paying nothing for their operating companies (both infrastructure and people). We continue to think that our other investments in this area are below their asset value, particularly given what we view as a paradigm shift in the natural gas markets.

Rather than natural gas prices returning to the mean or lower in the foreseeable future, the current environment of constrained supply and increasing global demand seems poised to continue. For example, as a result of the Gulf hurricanes, ten per cent of our domestic natural gas supply from the Gulf was interrupted. As much as half or 5% of that production may never be reinstated. In addition, the supply from a pipeline in Canada's MacKenzie Delta, which was supposed to provide a major new source of natural gas to the U.S., will likely be diverted by Canada for its own needs. Finally, the great hope for solving the U.S.'s supply issues--that stranded natural gas resources from around the world could supply the U.S. with a stream of liquefied natural gas--has lessened. It seems increasingly likely that the U.S., for the foreseeable future, will compete with other countries for that resource. Competitors for natural gas resources, such as Great Britain, are seeing access to its own supplies of natural gas from the North Sea in doubt, as those North Sea fields' production has peaked, leaving the UK with a choice of rebuilding many of its aging nuclear facilities or seeking alternative access to natural gas. Thus, we think it is unlikely that the price of natural gas will settle back as quickly or to as low of a price as we saw a few years ago. These developments will add uncertainty to an already dynamic marketplace in which LNG cargoes destined for the U.S. market will be diverted in mid-ocean, to the highest net bidder.

OTHER ASSET CLASSES

Our investments in fixed income have not changed much over the past quarter. The duration of the bond portfolio shortened a bit, reflecting the Federal Reserve's continued increases of short-term rates, which have allowed us to both increase income while capturing tax losses. At this time, the yield curve has slightly inverted, meaning that the two-year rate is equal to or slightly higher than the five-year Treasury rate. While some claim that the yield curve's inversion portends a slowing economy, we would only like to comment that, because short-term rates are higher than intermediate rates, we can increase the Fund's income with a lesser degree of interest rate risk. We suspect the consequences of the yield curve's inversion are greater for spread investors, who borrow short to lend long.

Our investments in the high yield area have remained at a DE MINIMIS level. Quite frankly, much of the corporate bond market generally seems to be weighted towards lower quality issues, some of which are even approaching junk status. While some analysts argue that the Federal Reserve is on the job and has signaled the end of rising rates, we wonder exactly what the Fed has control of, other than the ability to print money. Foreign investors now have more say over credit conditions in this country than the Federal Reserve, to the extent that more than two-thirds of new issues appear to be absorbed by those foreign investors. Whether this will result in a benign future for capital markets both domestically and globally remains to be seen.

MUSINGS

At this time of the year, one sees much investment commentary that resembles the
"but for....." analysis. We borrow this phrasing from a comment Warren Buffett made many years ago before his holding company purchased General Reinsurance. The underwriters at General Reinsurance were apparently fond of telling senior management that, "But for this or that storm, the underwriting results would have been superior." The point of this tale is that our primary job as Fund managers is to make every effort to assess the potential range of the outcomes of an investment, always evaluating the worst-case scenario. Obviously, we prefer NOT to be in the position of needing to explain negative outcomes and worst-case scenarios. However, we have long maintained that our purpose is to inform you, our investors, partners, and readers. Part of that information involves preparing you for a range of outcomes, but that does not mean that our investment goals ever change. We always strive for an absolute positive return for our shareholders. We continue to invest as we have in the past, searching for businesses that sell at a comfortable discount to our estimate of intrinsic value. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital.

/s/ Clyde S. McGregor              /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA             EDWARD A. STUDZINSKI, CFA
Portfolio Manager                  Portfolio Manager
mcgregor@oakmark.com               estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                                                SHARES HELD       MARKET VALUE
--------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.5%

COMMON STOCKS--60.5%

APPAREL RETAIL--1.7%
  The TJX Companies, Inc.                                             7,240,000   $    168,185,200

BROADCASTING & CABLE TV--4.9%
  EchoStar Communications Corporation, Class A (a)                    8,250,000   $    224,152,500
  The E.W. Scripps Company, Class A                                   3,013,800        144,722,676
  The DIRECTV Group, Inc. (a)                                         8,026,722        113,337,315
  Clear Channel Communications, Inc.                                    300,000          9,435,000
                                                                                  ----------------
                                                                                       491,647,491
HOMEBUILDING--0.1%
  Pulte Homes, Inc.                                                     200,000   $      7,872,000

LEISURE PRODUCTS--0.4%
  Brunswick Corp.                                                     1,000,000   $     40,660,000

MOVIES & ENTERTAINMENT--1.0%
  News Corporation, Class B                                           6,200,000   $    102,982,000

PUBLISHING--1.4%
  The Washington Post Company, Class B                                  192,200   $    147,033,000

RESTAURANTS--1.0%
  McDonald's Corporation                                              3,000,000   $    101,160,000

BREWERS--0.4%
  InBev NV                                                            1,000,000   $     43,533,841

DISTILLERS & VINTNERS--2.4%
  Diageo plc (b)                                                      4,100,000   $    239,030,000

HYPERMARKETS & SUPER CENTERS--1.6%
  Costco Wholesale Corporation                                        3,200,000   $    158,304,000

PACKAGED FOODS & MEATS--4.0%
  Nestle SA (b)                                                       3,900,000   $    291,610,800
  Smithfield Foods, Inc. (a)                                          2,100,000         64,260,000
  Dean Foods Company (a)                                                550,000         20,713,000
  Sanderson Farms, Inc.                                                 675,000         20,607,750
  TreeHouse Foods, Inc. (a)                                             325,000          6,084,000
                                                                                  ----------------
                                                                                       403,275,550
PERSONAL PRODUCTS--1.3%
  Avon Products, Inc.                                                 4,520,000   $    129,046,000

NAME                                                                SHARES HELD       MARKET VALUE
--------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.5% (CONT.)

TOBACCO--1.2%
  UST, Inc.                                                           3,000,000   $    122,490,000

INTEGRATED OIL & GAS--1.1%
  ConocoPhillips                                                      2,000,000   $    116,360,000

OIL & GAS EXPLORATION & PRODUCTION--12.2%
  XTO Energy, Inc.                                                   10,561,338   $    464,065,192
  Burlington Resources, Inc.                                          5,000,000        431,000,000
  EnCana Corp. (c)                                                    5,000,000        225,800,000
  St. Mary Land & Exploration Company                                 2,900,000        106,749,000
  Cabot Oil & Gas Corporation                                            75,000          3,382,500
                                                                                  ----------------
                                                                                     1,230,996,692
INVESTMENT BANKING & BROKERAGE--1.8%
  Morgan Stanley                                                      3,200,000   $    181,568,000

PROPERTY & CASUALTY INSURANCE--4.5%
  SAFECO Corporation                                                  4,000,000   $    226,000,000
  The Progressive Corporation                                         1,050,000        122,619,000
  MBIA, Inc.                                                          1,850,000        111,296,000
                                                                                  ----------------
                                                                                       459,915,000
REAL ESTATE INVESTMENT TRUSTS--0.1%
  Plum Creek Timber Company, Inc.                                       397,344   $     14,324,251

BIOTECHNOLOGY--2.1%
  MedImmune, Inc. (a)                                                 6,000,000   $    210,120,000

HEALTH CARE EQUIPMENT--1.8%
  Hospira, Inc. (a)                                                   2,287,700   $     97,867,806
  Varian, Inc. (a)                                                    1,649,400         65,629,626
  CONMED Corporation (a)                                                770,100         18,220,566
                                                                                  ----------------
                                                                                       181,717,998
HEALTH CARE SERVICES--2.7%
  Caremark Rx, Inc. (a)                                               5,301,300   $    274,554,327

AEROSPACE & DEFENSE--6.5%
  General Dynamics Corporation                                        2,166,200   $    247,055,110
  Raytheon Company                                                    3,599,700        144,527,955
  Alliant Techsystems, Inc. (a)                                       1,325,000        100,925,250
  Rockwell Collins, Inc.                                              2,105,700         97,851,879
  Honeywell International, Inc.                                       1,889,500         70,383,875
                                                                                  ----------------
                                                                                       660,744,069

                                                                   SHARES HELD/
NAME                                                                  PAR VALUE       MARKET VALUE
--------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--60.5% (CONT.)

COMMERCIAL PRINTING--1.7%
  R.R. Donnelley & Sons Company                                       4,909,500   $    167,953,995

HUMAN RESOURCE & EMPLOYMENT SERVICES--0.3%
  Watson Wyatt & Company Holdings                                     1,236,100   $     34,487,190

INDUSTRIAL CONGLOMERATES--1.5%
  Tyco International Ltd.                                             5,300,000   $    152,958,000

APPLICATION SOFTWARE--0.5%
  Mentor Graphics Corporation (a)                                     3,640,000   $     37,637,600
  The Reynolds and Reynolds Company, Class A                            614,000         17,234,980
                                                                                  ----------------
                                                                                        54,872,580
DATA PROCESSING & OUTSOURCED SERVICES--1.2%
  Ceridian Corporation (a)                                            4,800,000   $    119,280,000

INTERNET SOFTWARE & SERVICES--0.9%
  Jupiter Telecommunications Co., Ltd. (a)(c)                           110,499   $     88,193,010

PAPER PRODUCTS--0.2%
  Schweitzer-Mauduit International, Inc.                                700,000   $     17,346,000
  TOTAL COMMON STOCKS (COST: $4,516,948,291)                                         6,120,610,194

  TOTAL EQUITY AND EQUIVALENTS (COST: $4,516,948,291)                                6,120,610,194

FIXED INCOME--35.0%

CORPORATE BONDS--0.3%

AUTOMOBILE MANUFACTURERS--0.0%
  Toyota Motor Credit Corp., Series B, (MTN),
    4.75% due 4/20/2009                                        $      5,000,000   $      4,972,250

PUBLISHING--0.1%
  PRIMEDIA, Inc., 8.00% due 5/15/2013                          $      7,000,000   $      5,923,750

PAPER PACKAGING--0.2%
  Sealed Air Corporation, 144A,
    5.625% due 7/15/2013 (d)                                   $     20,000,000   $     19,853,120
  TOTAL CORPORATE BONDS (COST: $32,227,438)                                             30,749,120

NAME                                                                  PAR VALUE       MARKET VALUE
---------------------------------------------------------------------------------------------------
FIXED INCOME--35.0% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--34.7%

CANADIAN GOVERNMENT BONDS--6.3%
  Canada Government, 3.25% due 12/1/2006                       CAD  250,000,000   $    213,970,746
  Canada Government, 3.00% due 6/1/2007                        CAD  250,000,000        212,643,579
  Canada Government, 2.75% due 12/1/2007                       CAD  250,000,000        210,755,001
                                                                                  ----------------
                                                                                       637,369,326
NORWEGIAN GOVERNMENT BONDS--0.1%
  Norway Government, 6.75% due 1/15/2007                       NOK   50,000,000   $      7,705,015

SWEDISH GOVERNMENT BONDS--0.1%
  Kingdom of Sweden, 3.50% due 4/20/2006                       SEK   50,000,000   $      6,324,676

U.S. GOVERNMENT NOTES--20.6%
  United States Treasury Notes, 6.00% due 8/15/2009            $    500,000,000   $    526,953,000
  United States Treasury Notes, 4.125% due 8/15/2008 (e)            500,000,000        497,246,000
  United States Treasury Notes, 4.125% due 8/15/2010                500,000,000        495,078,000
  United States Treasury Notes, 3.375% due 1/15/2007,
    Inflation Indexed                                               267,768,690        269,735,183
  United States Treasury Notes, 4.25% due 10/31/2007 (e)            250,000,000        249,267,500
  United States Treasury Notes, 4.25% due 11/30/2007                 50,000,000         49,853,500
                                                                                  ----------------
                                                                                     2,088,133,183
U.S. GOVERNMENT AGENCIES--7.6%
  Fannie Mae, 5.25% due 4/15/2007                              $     50,000,000   $     50,292,550
  Federal Home Loan Mortgage Corporation,
    3.75% due 11/15/2006                                             50,000,000         49,584,250
  Fannie Mae, 3.875% due 5/15/2007                                   50,000,000         49,415,600
  Federal Home Loan Mortgage Corporation,
    4.00% due 8/17/2007                                              50,000,000         49,415,200
  Federal Home Loan Bank, 4.125% due 4/18/2008                       50,000,000         49,372,950
  Federal Home Loan Bank, 3.625% due 6/20/2007                       50,000,000         49,211,600
  Federal Home Loan Bank, 3.875% due 8/22/2008                       50,000,000         48,956,850
  Federal Home Loan Bank, 5.00% due 12/20/2011                       34,555,000         34,084,292
  Fannie Mae, 4.25% due 7/15/2007                                    25,000,000         24,813,775
  Federal Home Loan Bank, 2.875% due 9/15/2006                       25,000,000         24,692,575
  Federal Home Loan Mortgage Corporation,
    3.75% due 4/15/2007                                              25,000,000         24,685,300
  Fannie Mae, 4.25% due 5/15/2009                                    25,000,000         24,629,450
  Federal Home Loan Bank, 2.625% due 10/16/2006                      25,000,000         24,602,175
  Federal Home Loan Bank, 2.75% due 12/15/2006                       25,000,000         24,537,125
  Fannie Mae, 3.25% due 11/15/2007                                   25,000,000         24,338,875
  Fannie Mae, 3.625% due 12/28/2009                                  24,435,000         24,054,449
  Federal Home Loan Mortgage Corporation,
    3.625% due 3/24/2008                                             20,000,000         19,929,620

NAME                                                                  PAR VALUE       MARKET VALUE
--------------------------------------------------------------------------------------------------
FIXED INCOME--35.0% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--34.7% (CONT.)

U.S. GOVERNMENT AGENCIES--7.6% (CONT.)
  Federal Home Loan Mortgage Corporation,
    5.00% due 10/18/2010                                       $     20,000,000   $     19,921,880
  Federal Home Loan Bank, 2.50% due 4/20/2009                        20,000,000         19,870,820
  Fannie Mae, 2.60% due 4/28/2009                                    18,800,000         18,675,281
  Fannie Mae, 3.50% due 2/8/2010                                     15,315,000         15,297,541
  Fannie Mae, 4.25% due 2/19/2010                                    12,888,000         12,583,689
  Fannie Mae, 3.125% due 11/30/2009                                  12,697,000         12,573,382
  Federal Home Loan Mortgage Corporation,
    3.00% due 11/17/2006                                             10,000,000          9,852,910
  Fannie Mae, 3.00% due 10/6/2009                                    10,000,000          9,828,270
  Fannie Mae, 3.375% due 3/3/2008                                     9,300,000          9,230,743
  Fannie Mae, 3.50% due 10/14/2010                                    7,550,000          7,455,248
  Federal Home Loan Bank, 3.00% due 8/17/2007                         7,500,000          7,413,728
  Fannie Mae, 4.00% due 4/13/2009                                     5,000,000          4,984,490
  Federal Home Loan Bank, 4.30% due 8/16/2010                         5,000,000          4,968,035
  Federal Home Loan Bank, 4.52% due 8/26/2009                         4,825,000          4,755,380
  Federal Home Loan Bank, 2.25% due 2/22/2007                         4,000,000          3,970,396
  Fannie Mae, 5.125% due 5/4/2012                                     4,013,000          3,968,953
  Federal Home Loan Bank, 3.00% due 2/24/2010                         3,000,000          2,992,935
  Fannie Mae, 3.75% due 6/23/2009                                     2,820,000          2,804,938
  Federal Home Loan Mortgage Corporation,
    3.125% due 9/15/2010                                              2,500,000          2,492,148
  Federal Home Loan Bank, 2.40% due 3/9/2009                          2,000,000          1,989,466
  Federal Home Loan Mortgage Corporation,
    3.00% due 1/13/2009                                               1,000,000            999,545
                                                                                  ----------------
                                                                                       773,246,414
  TOTAL GOVERNMENT AND AGENCY SECURITIES
    (COST: $  3,516,858,764)                                                         3,512,778,614

  TOTAL FIXED INCOME (COST: $3,549,086,202)                                          3,543,527,734

SHORT TERM INVESTMENTS--4.3%

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 4.17% due 1/4/2006                   $     50,000,000   $     49,976,833

  TOTAL U.S. GOVERNMENT AGENCIES (COST: $49,976,833)                                    49,976,833

REPURCHASE AGREEMENTS--3.8%

  IBT Repurchase Agreement, 3.55% dated 12/30/2005 due
    1/3/2006, repurchase price of $383,151,072,
    collateralized by Small Business Administration Bonds,
    with rates of 6.375% - 7.825%, with maturities from
    8/25/2014 - 4/25/2030, and with an aggregate market
    value plus accrued interest of $402,150,000                $    383,000,000   $    383,000,000

NAME                                                                  PAR VALUE       MARKET VALUE
--------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.3% (CONT.)

REPURCHASE AGREEMENTS--3.8% (CONT.)

  IBT Repurchase Agreement, 3.02% dated 12/30/2005 due
    1/3/2006, repurchase price of $1,459,275, collateralized
    by a Small Business Administration Bond, with a rate of
    7.575%, with a maturity date of 9/25/2015, and with a
    market value plus accrued interest of $1,531,724           $      1,458,785   $      1,458,785
                                                                                  ----------------
  TOTAL REPURCHASE AGREEMENTS (COST: $384,458,785)                                     384,458,785

  TOTAL SHORT TERM INVESTMENTS (COST: $434,435,618)                                    434,435,618
  Total Investments (Cost $8,500,470,111)--99.8%                                  $ 10,098,573,546
  Other Assets In Excess Of Other Liabilities--0.2%                                     19,471,515
                                                                                  ----------------
  TOTAL NET ASSETS--100%                                                          $ 10,118,045,061
                                                                                  ================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents a foreign domiciled corporation.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)  All or a portion of security out on loan.

Key to abbreviations:

MTN: Medium Term Note
CAD: Canadian Dollar
NOK: Norwegian Krone
SEK: Swedish Krona

THE OAKMARK GLOBAL FUND

     REPORT FROM CLYDE S. MCGREGOR AND ROBERT A. TAYLOR, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND ROBERT A. TAYLOR]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/05) AS COMPARED TO THE MSCI WORLD INDEX(13)

                      THE OAKMARK GLOBAL FUND (CLASS I)       MSCI WORLD INDEX
  8/4/1999                      $     10,000                    $     10,000
 9/30/1999                      $      9,180                    $      9,883
12/31/1999                      $      9,981                    $     11,550
 3/31/2000                      $     10,061                    $     11,668
 6/30/2000                      $     10,381                    $     11,255
 9/30/2000                      $     10,922                    $     10,689
12/31/2000                      $     11,562                    $     10,028
 3/31/2001                      $     11,480                    $      8,739
 6/30/2001                      $     13,289                    $      8,959
 9/30/2001                      $     11,071                    $      7,676
12/31/2001                      $     13,880                    $      8,335
 3/31/2002                      $     15,387                    $      8,364
 6/30/2002                      $     14,372                    $      7,601
 9/30/2002                      $     11,828                    $      6,204
12/31/2002                      $     13,587                    $      6,678
 3/31/2003                      $     12,153                    $      6,340
 6/30/2003                      $     16,225                    $      7,420
 9/30/2003                      $     17,774                    $      7,779
12/31/2003                      $     20,242                    $      8,889
 3/31/2004                      $     21,029                    $      9,121
 6/30/2004                      $     21,323                    $      9,201
 9/30/2004                      $     20,714                    $      9,109
12/31/2004                      $     23,407                    $     10,197
 3/31/2005                      $     23,546                    $     10,084
 6/30/2005                      $     23,696                    $     10,126
 9/30/2005                      $     25,660                    $     10,833
12/31/2005                      $     26,504                    $     11,290

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                                              SINCE
                                            TOTAL RETURN                                    INCEPTION
                                           LAST 3 MONTHS*       1-YEAR        5-YEAR         (8/4/99)
------------------------------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)                      3.29%        13.23%        18.05%           16.43%
MSCI World                                         3.06%         9.48%         2.18%            1.91%
Lipper Global Fund Index(14)                       3.97%        11.89%         2.97%            4.22%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

The Oakmark Global Fund appreciated 3% for the quarter, which was consistent with the MSCI World Index. More importantly, over the past five years, The Oakmark Global Fund has returned 18% annualized, compared to annualized results of 2% for the MSCI World Index and of 3% for the Lipper Global Fund Index.

International markets led the way for 2005 with most major markets up double digits for the year. The holdings in the Fund were no exception. Euronext was the top non-U.S. contributor due to the potential for consolidation among European exchange operators. Julius Baer had a good year after its various share classes were consolidated and after the company announced the merger with UBS's smaller private banks and Global Asset Management. Neopost continued to be a solid contributor due to increasing operating results.

Both 2005 and the calendar fourth quarter were kind to the domestic holdings in the Fund. We are pleased that in a year when most indices of U.S. stocks produced minimal returns, the holdings in the Global Fund carried their weight in the portfolio and returned about 11%. Burlington Resources, the Fund's largest holding, led the way for the year with a 99% return. In December, after what had already been a strong year for the company's stock, Burlington Resources announced that it would be acquired by ConocoPhillips for cash and stock initially valued at approximately $92/share. While we are somewhat sad to say goodbye to a management team that has done such a good job in growing per share value, the acquisition price reflects a fair value for the business. Thanks to Bobby Shackouls, Steve Shapiro and Randy Limbacher of Burlington Resources for their excellent stewardship of the company over the past few years.

Media names continued to struggle in 2005. Tribune, Liberty Media, Viacom, and Time Warner were some of the biggest detractors for the year. Despite this under performance, recent private market transactions seem to confirm our estimates of business value. Viacom will begin trading as two separate companies in order to highlight the value of the CBS network, billboards, and radio businesses versus the cable networks. Shareholder activism at Knight Ridder and Time Warner should also be positives. Finally, after two years of weak share performance but decent underlying results and strong free cash flow generation, we believe that it is likely that the market will soon begin to recognize the value of our media names.

PORTFOLIO COMPOSITION

We initiated several new holdings in the quarter. While Discovery Holdings is technically not a new position, having been spun out of our holding in Liberty Media, we chose to increase the commitment in the stock to a meaningful size after we observed significant insider purchases of the stock. We also purchased shares of Brunswick, Dell, Washington Post, and Trinity Mirror after their stocks sank following earnings disappointments. In each instance we evaluated that the earnings reports were irrelevant to the companies' long-term business values. Brunswick, a mid-cap Chicago-area manufacturer, is a fairly typical name for our portfolios. Dell, however, is something entirely different. We believe that investors generally miscast Dell as a technology company, but we view the company as a logistics business that assembles products. Dell's financial characteristics are virtually unparalleled because the company receives payment from its customers well before it must pay its vendors. We are pleased that the market has offered us this opportunity to purchase a superb business at a good price. Trinity Mirror is a leading newspaper franchise in the UK. A relatively new management team is restructuring the business, implementing a performance driven culture, improving the editorial staff, and upgrading the capacity to color. These actions should help offset the temporarily weak advertising market.

One might ask why we would initiate a position in the Washington Post after media stocks have languished in the market (and in our portfolio). The answer is that we see the market's aversion to media companies as our opportunity to gain entry into the rapidly growing education market at a fine price. Washington Post is best known for its namesake newspaper, but it also owns Newsweek, various cable TV and television properties, and Kaplan Education. The unique characteristics of the Washington D.C. market mitigate some of the problems that currently plague other big city newspapers. We assume only modest growth in business value from the remaining media properties. The company's Kaplan unit, however, strikes us as a business ideally positioned to benefit from trends in career education and college preparation. We see the Post as a company with several crown jewels, but it is Kaplan that currently shines brightest.

We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support.


/s/ Clyde S. Mcgregor               /s/ Robert A. Taylor,

CLYDE S. MCGREGOR, CFA              ROBERT A. TAYLOR, CFA
Portfolio Manager                   Portfolio Manager
mcgregor@oakmark.com                rtaylor@oakmark.com

THE OAKMARK GLOBAL FUND
GLOBAL DIVERSIFICATION--DECEMBER 31, 2005 (UNAUDITED)

[CHART]

                             % OF FUND
                   EQUITY MARKET VALUE
      --------------------------------
      EUROPE                     42.4%
        Switzerland              12.8%
        Great Britain            10.7%
      * Germany                   5.3%
      * France                    4.7%
      * Netherlands               4.4%
      * Ireland                   3.2%
      * Italy                     1.3%

      UNITED STATES              37.5%

      PACIFIC RIM                17.5%
      Japan                      11.4%
      Korea                       3.8%
      Australia                   2.3%

      OTHER                       2.6%
      Bermuda                     2.6%

      * Euro currency countries comprise 18.9% of the Fund.

THE OAKMARK GLOBAL FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0%

APPAREL RETAIL--2.2%
  The TJX Companies, Inc.
    (United States)                       Discount Apparel & Home
                                            Fashion Retailer               1,900,000     $   44,137,000

APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
  Bulgari S.p.A. (Italy)                  Jewelry Manufacturer &
                                            Retailer                         740,000     $    8,261,840

AUTOMOBILE MANUFACTURERS--2.7%
  Bayerische Motoren Werke
    (BMW) AG (Germany)                    Luxury Automobile
                                            Manufacturer                   1,257,000     $   55,138,742

BROADCASTING & CABLE TV--2.2%
  Discovery Holding
    Company, Class A
    (United States) (a)                   Media Management &
                                            Network Services               1,779,335     $   26,956,925

  Liberty Media Corporation,
    Class A (United States) (a)           Broadcast Services &
                                            Programming                    2,356,000         18,541,720
                                                                                         --------------
                                                                                             45,498,645
HOUSEHOLD APPLIANCES--2.9%
  Snap-on Incorporated
    (United States)                       Tool & Equipment Manufacturer    1,576,000     $   59,194,560

LEISURE PRODUCTS--1.2%
  Brunswick Corp.
    (United States)                       Leisure & Recreation
                                            Products Manufacturer            600,000     $   24,396,000

MOTORCYCLE MANUFACTURERS--2.6%
  Harley-Davidson, Inc.
    (United States)                       Motorcycle Manufacturer          1,037,000     $   53,395,130

MOVIES & ENTERTAINMENT--6.3%
  Viacom, Inc., Class B
    (United States) (a)                   Worldwide Entertainment &
                                            Publishing Company             1,670,000     $   54,442,000

  Vivendi Universal SA
    (France)                              Music, Games, Television,
                                            Film, & Telecommunications     1,430,500         44,813,727

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0% (CONT.)

MOVIES & ENTERTAINMENT--6.3% (CONT.)
  Time Warner, Inc.
    (United States)                       Filmed Entertainment &
                                            Television Networks            1,600,000     $   27,904,000
                                                                                         --------------
                                                                                            127,159,727
PUBLISHING--2.7%
  Trinity Mirror plc
    (Great Britain)                       Newspaper Publishing             2,372,800     $   23,392,846
  The Washington Post
    Company, Class B
    (United States)                       Newspaper & Magazine
                                            Publishing                        22,100         16,906,500
  Tribune Company
    (United States)                       Publishing & Broadcast
                                            Services                         484,500         14,660,970
                                                                                         --------------
                                                                                             54,960,316
DISTILLERS & VINTNERS--4.0%
  Diageo plc (Great Britain)              Beverages, Wines, & Spirits
                                            Manufacturer                   5,517,500     $   79,979,659

HOUSEHOLD PRODUCTS--2.6%
  Henkel KGaA (Germany)                   Consumer Chemical Products
                                            Manufacturer                     558,000     $   51,886,988

PACKAGED FOODS & MEATS--4.9%
  Nestle SA (Switzerland)                 Food & Beverage Manufacturer       257,000     $   76,865,297
  Cadbury Schweppes plc
    (Great Britain)                       Beverage & Confectionary
                                            Manufacturer                   2,423,000         22,908,065
                                                                                         --------------
                                                                                             99,773,362
SOFT DRINKS--1.0%
  Lotte Chilsung Beverage
    Co., Ltd. (Korea)                     Soft Drinks, Juices &
                                            Sports Drinks Manufacturer        20,880     $   20,330,799

OIL & GAS EXPLORATION & PRODUCTION--5.4%
  Burlington Resources, Inc.
    (United States)                       Oil & Natural Gas Exploration
                                            & Production                   1,260,000     $  108,612,000

ASSET MANAGEMENT & CUSTODY BANKS--3.7%
  Julius Baer Holding AG-B
    (Switzerland)                         Asset Management                 1,062,375     $   75,271,775

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0% (CONT.)

DIVERSIFIED BANKS--6.0%
  Bank of Ireland (Ireland)               Commercial Bank                  4,029,000     $   63,490,491
  Australia and
    New Zealand Banking
    Group Limited (Australia)             Commercial Bank                  2,260,000         39,704,861
  Banco Popolare di Verona e
    Novara Scrl (Italy)                   Commercial Bank                    863,600         17,473,828
                                                                                         --------------
                                                                                            120,669,180
DIVERSIFIED CAPITAL MARKETS--0.5%
  Credit Suisse Group
    (Switzerland)                         Investment Services &
                                            Insurance                        190,700     $    9,723,668

INVESTMENT BANKING & BROKERAGE--1.2%
  Daiwa Securities Group,
    Inc. (Japan)                          Stock Broker                     2,062,000     $   23,383,325

SPECIALIZED FINANCE--2.1%
  Euronext NV
    (Netherlands)                         Stock Exchange                     827,000     $   43,081,573

HEALTH CARE SERVICES--2.4%
  Laboratory Corporation
    of America Holdings
    (United States) (a)                   Medical Laboratory &
                                            Testing Services                 920,000     $   49,542,000

HEALTH CARE SUPPLIES--0.3%
  Ansell Limited (Australia)              Protective Rubber &
                                            Plastics Products                840,966     $    6,816,641

PHARMACEUTICALS--10.1%
  Takeda Pharmaceutical
    Company Limited
    (Japan)                               Pharmaceuticals &
                                            Food Supplements               1,281,000     $   69,319,593
  GlaxoSmithKline plc
    (Great Britain)                       Pharmaceuticals                  2,614,200         66,073,590
  Novartis AG (Switzerland)               Pharmaceuticals                    899,600         47,273,501
  Santen Pharmaceutical
    Co., Ltd. (Japan)                     Pharmaceuticals                    781,000         21,595,081
                                                                                         --------------
                                                                                            204,261,765

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0% (CONT.)

AEROSPACE & DEFENSE--1.0%
  Alliant Techsystems, Inc.
    (United States) (a)                   Propulsion Systems &
                                            Munitions                        269,087     $   20,496,357

DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES--3.1%
  Equifax Inc.
    (United States)                       Credit Reporting &
                                            Collection                     1,005,600     $   38,232,912
  Meitec Corporation
    (Japan)                               Software Engineering
                                            Services                         760,000         24,624,258
                                                                                         --------------
                                                                                             62,857,170
ENVIRONMENTAL & FACILITIES SERVICES--2.2%
  Waste Management, Inc.
    (United States)                       Waste Management Services        1,500,000     $   45,525,000

HUMAN RESOURCE & EMPLOYMENT SERVICES--1.1%
  Michael Page
    International plc
    (Great Britain)                       Recruitment Consultancy
                                            Services                       4,815,400     $   22,369,868

INDUSTRIAL CONGLOMERATES--2.6%
  Tyco International Ltd.
    (Bermuda)                             Diversified Manufacturing &
                                            Services                       1,804,000     $   52,063,440

COMPUTER HARDWARE--2.8%
  Dell Inc.
    (United States) (a)                   Technology Products &
                                            Services                       1,877,000     $   56,291,230

DATA PROCESSING & OUTSOURCED SERVICES--4.5%
  eFunds Corporation
    (United States) (a)                   Electronic Debit Payment
                                            Services                       2,237,100     $   52,437,624
  Ceridian Corporation
    (United States) (a)                   Data Management Services         1,538,000         38,219,300
                                                                                         --------------
                                                                                             90,656,924
OFFICE ELECTRONICS--2.5%
  Neopost SA (France)                     Mailroom Equipment Supplier        494,750     $   49,613,809

SEMICONDUCTORS--2.4%
  Rohm Company Limited
    (Japan)                               Integrated Circuits &
                                            Semi-Conductor
                                            Devices Manufacturer             442,000     $   48,098,897

DIVERSIFIED CHEMICALS--2.3%
  Akzo Nobel N.V.
    (Netherlands)                         Chemical Producer                  992,300     $   45,994,735

                                                                        SHARES HELD/
NAME                                      DESCRIPTION                      PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0% (CONT.)

SPECIALTY CHEMICALS--2.3%
  Lonza Group AG,
    Registered Shares
    (Switzerland)                         Industrial Organic Chemicals       408,400    $    24,988,858
  Givaudan (Switzerland)                  Fragrance & Flavor
                                          Compound Manufacturer               32,800         22,228,615
                                                                                        ---------------
                                                                                             47,217,473
WIRELESS TELECOMMUNICATION SERVICES--4.8%
  SK Telecom Co., Ltd.
    (Korea)                               Mobile Telecommunications          300,000    $    53,895,782
  NTT DoCoMo, Inc.
    (Japan)                               Mobile Telecommunications           26,400         40,305,343
  SK Telecom Co., Ltd.
    (Korea) (b)                           Mobile Telecommunications           55,000          1,115,950
                                                                                        ---------------
                                                                                             95,317,075

  TOTAL COMMON STOCKS (COST: $1,523,612,954)                                              2,001,976,673

SHORT TERM INVESTMENTS--0.8%

REPURCHASE AGREEMENTS--0.8%
  IBT Repurchase Agreement, 3.55% dated 12/30/2005
    due 1/3/2006, repurchase price $14,505,719, collateralized by Small Business Administration Bonds, with rates
    of 6.875% - 7.625%, with maturities from
    6/25/2016 - 3/25/2028, and with an aggregate market
    value plus accrued interest of $15,225,000                          $ 14,500,000    $    14,500,000
  IBT Repurchase Agreement, 3.02% dated 12/30/2005
    due 1/3/2006, repurchase price $2,221,087, collateralized
    by a Small Business Administration Bond, with a rate of
    7.375%, with a maturity date of 12/25/2014, and a
    market value plus accrued interest of $2,331,359                       2,220,342          2,220,342
                                                                                        ---------------

  TOTAL REPURCHASE AGREEMENTS (COST: $16,720,342)                                            16,720,342

  TOTAL SHORT TERM INVESTMENTS (COST: $16,720,342)                                           16,720,342
  Total Investments (Cost $1,540,333,296)--99.8%                                        $ 2,018,697,015
  Other Assets In Excess Of Other Liabilities--0.2%                                           4,326,016
                                                                                        ---------------
  TOTAL NET ASSETS--100%                                                                $ 2,023,023,031
                                                                                        ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

[PHOTO OF DAVID G. HERRO]

FELLOW SHAREHOLDERS,

2005 was an acceptable year for both The Oakmark International and International Small Cap Funds on an absolute basis. However, our results were mixed when compared with the respective benchmarks. Please see the individual Fund pages for more specific performance information.

From a relative perspective, both Funds were hurt by being significantly underweight in Japan, which is the largest component in the MSCI EAFE Index(15) and was up over 40% in local terms and over 25% in U.S. dollar terms. Both Funds have not historically had high weightings in Japan. However, the International Fund's weighting in Japan rose to its highest level since inception this quarter, though it was still below the index weight because we could not find, en masse, companies that fit our strict value criteria. This is the case despite the country's strong macro improvement as well as our countless research trips to Japan visiting prospective companies. In short, though things are changing slowly for the positive, it is still not easy to find shareholder-oriented management teams in Japan.

On a positive note, despite being underweight in Japan and in the energy/resource sectors, both Funds finished close to their peers and their respective indices. The decision to hedge some of our foreign currency exposure, though unpopular at the end of 2004, proved to be the right decision and contributed to our return for the year. (See below). Stock picking was also strong as many of our top positions significantly outperformed their local markets.

BE WARY OF YEAR-END PREDICTIONS

As mentioned, at the end of 2004 the pundits were tripping over themselves predicting further dollar declines and weakness in the foreign markets. Instead, the dollar rallied strongly in 2005 taking foreign markets higher with it. Typically, a weak home currency bolsters local share prices as many mid-sized and large foreign companies have U.S. dollar revenue and/or they compete against U.S. companies. As a result, European stock markets, in local terms (recall that total return equals local market and currency returns), were up over 20% with the DJ STOXX 600 (European) Index(16) up 23.5%. However, the rising dollar had a negative impact on the currency component of total return, ranging from 10-20% depending on the currency. Our Japanese holdings experienced a similar effect, though absolute impact in U.S. dollars was still strong.

We remain optimistic about future investment returns because we still believe there is good value in the global equity markets. Both portfolios trade at around 10 times cash flows and with yields well over 2%. The global economy continues to do well due to burgeoning recoveries in Japan and Europe, which aid corporate profitability.

Lastly, I'd like to announce two additions to the international research team. Pierre Py and Mike Manelli both started in the second half of 2005. Pierre came from Harvard Business School, and Mike joined us from Morgan Stanley.

Thanks again for your support in 2005!


/s/ David G. Herro

DAVID G. HERRO, CFA
PORTFOLIO MANAGER
dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND

     REPORT FROM DAVID G. HERRO

[PHOTO OF DAVID G. HERRO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)

                          THE OAKMARK INTERNATIONAL FUND (CLASS I)        MSCI WORLD EX U.S. INDEX
 9/30/1992                $          10,000                               $          10,000
12/31/1992                $          10,043                               $           9,628
 3/31/1993                $          11,890                               $          10,766
 6/30/1993                $          12,300                               $          11,834
 9/30/1993                $          13,387                               $          12,562
12/31/1993                $          15,424                               $          12,729
 3/31/1994                $          15,257                               $          13,133
 6/30/1994                $          14,350                               $          13,748
 9/30/1994                $          15,278                               $          13,830
12/31/1994                $          14,026                               $          13,664
 3/31/1995                $          13,563                               $          13,924
 6/30/1995                $          14,749                               $          14,060
 9/30/1995                $          15,507                               $          14,631
12/31/1995                $          15,193                               $          15,222
 3/31/1996                $          17,021                               $          15,681
 6/30/1996                $          18,383                               $          15,937
 9/30/1996                $          18,347                               $          15,950
12/31/1996                $          19,450                               $          16,268
 3/31/1997                $          20,963                               $          16,016
 6/30/1997                $          22,700                               $          18,094
 9/30/1997                $          23,283                               $          18,027
12/31/1997                $          20,097                               $          16,637
 3/31/1998                $          22,994                               $          19,083
 6/30/1998                $          20,253                               $          19,233
 9/30/1998                $          16,322                               $          16,404
12/31/1998                $          18,688                               $          19,759
 3/31/1999                $          21,258                               $          20,070
 6/30/1999                $          25,728                               $          20,650
 9/30/1999                $          23,896                               $          21,535
12/31/1999                $          26,065                               $          25,277
 3/31/2000                $          26,012                               $          25,416
 6/30/2000                $          27,856                               $          24,530
 9/30/2000                $          27,306                               $          22,663
12/31/2000                $          29,324                               $          21,897
 3/31/2001                $          26,763                               $          18,825
 6/30/2001                $          29,437                               $          18,629
 9/30/2001                $          23,728                               $          16,062
12/31/2001                $          27,819                               $          17,212
 3/31/2002                $          31,006                               $          17,310
 6/30/2002                $          30,315                               $          16,923
 9/30/2002                $          23,365                               $          13,603
12/31/2002                $          25,465                               $          14,492
 3/31/2003                $          22,481                               $          13,402
 6/30/2003                $          28,198                               $          15,978
 9/30/2003                $          30,368                               $          17,269
12/31/2003                $          35,152                               $          20,206
 3/31/2004                $          36,419                               $          21,063
 6/30/2004                $          37,083                               $          21,084
 9/30/2004                $          37,024                               $          21,124
12/31/2004                $          41,862                               $          24,324
 3/31/2005                $          42,753                               $          24,341
 6/30/2005                $          42,733                               $          24,152
 9/30/2005                $          46,597                               $          26,789
12/31/2005                $          47,771                               $          27,844

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                                              SINCE
                            TOTAL RETURN                                                    INCEPTION
                           LAST 3 MONTHS*       1-YEAR         5-YEAR        10-YEAR        (9/30/92)
-----------------------------------------------------------------------------------------------------
OAKMARK
INTERNATIONAL
FUND (CLASS I)                 2.52%             14.12%        10.25%         12.14%           12.53%
MSCI World ex U.S.             3.94%             14.47%         4.92%          6.22%            8.04%
MSCI EAFE(15)                  4.08%             13.54%         4.55%          5.84%            7.77%
Lipper International
Fund Index(18)                 4.75%             15.67%         5.33%          7.74%            9.08%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

The Oakmark International Fund returned 3% for the quarter versus the MSCI World ex U.S. Index's 4% and the Lipper International Fund Index's 5%. For the year, the International Fund returned 14%, matching the MSCI World ex U.S. Index's 14% and falling just short of the Lipper International Fund Index's 16%. More importantly, since inception, the Fund has returned 13% versus 8% for the MSCI World ex U.S. Index and 9% for the Lipper International Fund Index.

IMPACT PLAYERS

As mentioned in the lead letter, the Fund's relative returns were negatively affected by its underweighting in Japan and natural resource stocks; however many positives still occurred. For example, Daiwa Securities, Japan's second largest brokerage firm, performed strongly and was the fourth largest contributor for the year. Our results in South Korea were mixed. Kookmin Bank strongly outperformed a robust local market, but long-term holding SK Telecom continued to lag. The two largest contributors for the year were the European exchange operators Euronext and Deutsche Boerse. These stocks were the subject of earlier letters, and we continue to hold both companies but at somewhat smaller position sizes as the shares have approached our targets.

Negatives for the year include a number of media/telecom-oriented companies such as UK companies Vodafone and BSkyB. Vodafone was hurt by its weak Japanese subsidiary, and BSkyB, a satellite broadcasting company, suffered from competition fears. We continue to believe both offer exceptional long-term value. Another long-term holding, Chargeurs, a France-based company involved in textiles and thin films, had a weak year of operating performance and was the biggest negative source for 2005.

THE YEAR WAS QUIET

In terms of portfolio activity, it was a subdued year. Though there were a number of new names added, portfolio turnover was relatively low at 17%. The fact that we eliminated few positions in the portfolio reflects our belief that there is still an abundance of value in the international markets, especially in large cap companies. Since the beginning of the year, we added several names from Japan, including Kao, Rohm, Unicharm, Honda, and NTT Docomo. The only geographic area in which we noticeably cut back our holdings was in Latin America. Strong share prices in Mexico have meant less value in the region. In particular, while Televisa has been a good stock pick and performed well over the years, we reduced most of our position as it approached its sell price.

Thanks again to all shareholders for your continued support. We remain optimistic about the future.


/s/ David G. Herro

DAVID G. HERRO, CFA
Portfolio Manager
dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND
INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2005 (UNAUDITED)

[CHART]

                             % OF FUND
                   EQUITY MARKET VALUE
      --------------------------------
      EUROPE                     71.8%
        Great Britain            25.4%
        Switzerland              15.2%
      * France                    9.4%
      * Germany                   8.6%
      * Netherlands               7.6%
      * Ireland                   2.9%
      * Italy                     2.3%
      * Spain                     0.3%
      * Belgium                   0.1%

      PACIFIC RIM                27.3%
      Japan                      14.1%
      Korea                       7.6%
      Australia                   2.2%
      Singapore                   1.3%
      Taiwan                      1.2%
      Hong Kong                   0.9%

      OTHER                       0.5%
      Israel                      0.5%

      LATIN AMERICA               0.4%
      Mexico                      0.4%

      * Euro currency countries comprise 31.2% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.5%

ADVERTISING--2.2%
   Publicis Groupe (France)               Advertising & Media
                                             Services                      3,965,400     $  138,028,159

APPAREL RETAIL--0.9%
   Giordano International
     Limited (Hong Kong)                  Pacific Rim Clothing Retailer
                                             & Manufacturer               94,892,300     $   53,237,057

APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
   Swatch Group AG,
     Bearer Shares
     (Switzerland)                        Watch Manufacturer                 845,300     $  125,444,064
   Swatch Group AG,
     Registered Shares
     (Switzerland)                        Watch Manufacturer                  24,700            747,203
                                                                                         --------------
                                                                                            126,191,267
AUTOMOBILE MANUFACTURERS--5.0%
   Bayerische Motoren
     Werke (BMW) AG                       Luxury Automobile
     (Germany)                               Manufacturer                  4,408,500     $  193,380,384

   Honda Motor Co., Ltd.                  Automobile & Motorcycle
     (Japan)                                 Manufacturer                  2,025,000        115,591,603
                                                                                         --------------
                                                                                            308,971,987
BROADCASTING & CABLE TV--3.4%
   British Sky Broadcasting               Television Production &
     Group plc (Great Britain)               Broadcasting                 15,912,000     $  135,928,749

   Societe Television                     Television Production &
     Francaise 1 (France)                    Broadcasting                  1,157,000         32,108,819

   Grupo Televisa S.A.                    Television Production &
     (Mexico) (b)                            Broadcasting                    294,500         23,707,250

   Gestevision Telecinco SA               Television Production &
     (Spain)                                 Broadcasting                    669,500         16,899,394
                                                                                         --------------
                                                                                            208,644,212
CONSUMER ELECTRONICS--0.9%
   Koninklijke (Royal)
     Philips Electronics N.V.
     (Netherlands)                        Electronics Manufacturer         1,787,000     $   55,537,615

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.5% (CONT.)

MOVIES & ENTERTAINMENT--1.4%
   Vivendi Universal SA
     (France)                             Music, Games, Television,
                                             Film, & Telecommunications    2,789,300     $   87,381,285

PUBLISHING--2.2%
   Trinity Mirror plc
     (Great Britain)                      Newspaper Publishing             9,241,000     $   91,104,723
   Johnston Press plc
     (Great Britain)                      Newspaper Publisher              5,792,600         46,393,862
                                                                                         --------------
                                                                                            137,498,585
SPECIALTY STORES--2.4%
   Signet Group plc
     (Great Britain)                      Jewelry Retailer                80,549,000     $  148,982,726

TEXTILES--0.3%
   Chargeurs SA (France)                  Wool, Textile Production &
                                             Trading                         790,182     $   16,839,648
BREWERS--1.6%
   Heineken Holding NV
     (Netherlands)                        Brewer                           2,594,600     $   76,243,979
   Heineken NV
     (Netherlands)                        Brewer                             497,500         15,773,825
   InBev NV (Belgium)                     Brewer                             132,000          5,746,467
                                                                                         --------------
                                                                                             97,764,271
DISTILLERS & VINTNERS--3.3%
   Diageo plc (Great Britain)             Beverages, Wines, & Spirits
                                             Manufacturer                 12,570,000     $  182,210,116
   Pernod-Ricard SA (France)              Wines, Spirits, & Fruit Juice
                                             Manufacturer                    157,000         27,398,734
                                                                                         --------------
                                                                                            209,608,850
HOUSEHOLD PRODUCTS--3.4%
   Henkel KGaA (Germany)                  Consumer Chemical Products
                                             Manufacturer                  1,228,200     $  114,207,165
   Uni-Charm Corporation
     (Japan)                              Toiletry Product Manufacturer    1,871,000         84,107,718
   KAO Corp. (Japan)                      Household & Chemical
                                             Products Manufacturer           575,000         15,411,366
                                                                                         --------------
                                                                                            213,726,249
HYPERMARKETS & SUPER CENTERS--0.8%
   Metro AG (Germany)                     Food Retailer                      978,700     $   47,276,260

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.5% (CONT.)

PACKAGED FOODS & MEATS--4.7%
   Nestle SA (Switzerland)                Food & Beverage Manufacturer       575,100     $  172,004,795
   Cadbury Schweppes plc
     (Great Britain)                      Beverage & Confectionary
                                             Manufacturer                 12,390,400        117,144,073
                                                                                         --------------
                                                                                            289,148,868
PERSONAL PRODUCTS--1.3%
   L'Oreal SA (France)                    Health & Beauty Aid
                                             Manufacturer                  1,077,000     $   80,077,169

SOFT DRINKS--1.4%
   Lotte Chilsung Beverage
     Co., Ltd. (Korea)                    Soft Drinks, Juices & Sports
                                             Drinks Manufacturer              86,800     $   84,516,923

TOBACCO--1.1%
   KT&G Corporation (Korea)               Tobacco Products Manufacturer    1,559,000     $   69,710,124

INTEGRATED OIL & GAS--1.6%
   BP p.l.c. (Great Britain)              Oil & Natural Gas
                                             Exploration & Production      6,294,100     $   67,033,452
   Total SA (France)                      Oil & Natural Gas
                                             Exploration & Production        126,000         31,655,508
                                                                                         --------------
                                                                                             98,688,960
DIVERSIFIED BANKS--14.8%
   Bank of Ireland (Ireland)              Commercial Bank                 10,968,500     $  172,845,731
   Australia and New Zealand
     Banking Group Limited
     (Australia)                          Commercial Bank                  7,348,800        129,107,558
   Kookmin Bank (Korea)                   Commercial Banking               1,561,500        118,565,509
   Lloyds TSB Group plc
     (Great Britain)                      Commercial Bank                 12,952,600        108,865,136
   BNP Paribas SA (France)                Commercial Banking               1,156,000         93,546,968
   UniCredito Italiano S.p.A.
     (Italy)                              Banking Services                11,291,000         77,761,536
   Chinatrust Financial
     Holding Co. (Taiwan)                 Commercial Banking              93,805,606         74,298,074
   United Overseas Bank
     Limited, Foreign
     Shares (Singapore)                   Commercial Banking               8,395,368         73,707,792
   Banco Popolare di
     Verona e Novara
     Scrl (Italy)                         Commercial Bank                  2,938,400         59,454,720
                                                                                         --------------
                                                                                            908,153,024

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.5% (CONT.)

DIVERSIFIED CAPITAL MARKETS--2.1%
   Credit Suisse Group
     (Switzerland)                        Investment Services & Insurance  2,507,000     $  127,830,289

INVESTMENT BANKING & BROKERAGE--1.6%
   Daiwa Securities Group,
     Inc. (Japan)                         Stock Broker                     8,995,000     $  102,004,368

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
   United Overseas Land
     Limited (Singapore)                  Real Estate Investor               839,536     $    1,267,167

REINSURANCE--0.4%
   Hannover
     Rueckversicherung AG
     (Germany)                            Reinsurance                        626,400     $   22,196,875

SPECIALIZED FINANCE--4.8%
   Euronext NV (Netherlands)              Stock Exchange                   3,094,600     $  161,209,473
   Deutsche Boerse AG
     (Germany)                            Electronic Trading Systems       1,328,000        136,097,042
                                                                                         --------------
                                                                                            297,306,515
PHARMACEUTICALS--9.4%
   GlaxoSmithKline plc
     (Great Britain)                      Pharmaceuticals                  8,470,000     $  214,078,229
   Novartis AG (Switzerland)              Pharmaceuticals                  3,089,000        162,325,304
   Takeda Pharmaceutical
     Company Limited
     (Japan)                              Pharmaceuticals & Food
                                             Supplements                   2,876,800        155,674,165
   Sanofi-Aventis (France)                Pharmaceuticals                    588,508         51,560,539
                                                                                         --------------
                                                                                            583,638,237
DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES--1.3%
   Meitec Corporation (Japan)             Software Engineering
                                             Services                      2,483,800     $   80,475,963
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Rentokil Initial plc
     (Great Britain)                      Global Business Services         3,400,000     $    9,564,537
HUMAN RESOURCE & EMPLOYMENT SERVICES--1.8%
   Michael Page International
     plc (Great Britain)                  Recruitment Consultancy
                                             Services                     23,641,000     $  109,823,911

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.5% (CONT.)

INDUSTRIAL MACHINERY--1.2%
   Enodis plc
     (Great Britain) (a)                  Food Processing Equipment       33,585,320     $   74,831,863

MARINE PORTS & SERVICES--1.9%
   Associated British Ports
     Holdings plc
     (Great Britain)                      Port Operator                   11,623,000     $  117,387,982

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
   Orbotech, Ltd. (Israel) (a)            Optical Inspection Systems       1,237,700     $   29,667,669

SEMICONDUCTORS--1.9%
   Rohm Company Limited
     (Japan)                              Integrated Circuits &
                                          Semi-Conductor Devices
                                          Manufacturer                     1,095,700     $  119,235,208

DIVERSIFIED CHEMICALS--2.4%
   Akzo Nobel N.V.
     (Netherlands)                        Chemical Producer                3,182,200     $  147,500,197

FERTILIZERS & AGRICULTURAL CHEMICALS--1.9%
   Syngenta AG
     (Switzerland) (a)                    Crop Protection Products           932,400     $  116,017,808

SPECIALTY CHEMICALS--3.3%
   Givaudan (Switzerland)                 Fragrance & Flavor
                                             Compound Manufacturer           155,700     $  105,518,151
   Lonza Group AG,
     Registered Shares
     (Switzerland)                        Industrial Organic Chemicals
                                                                           1,629,000         99,673,973
                                                                                         --------------
                                                                                            205,192,124
WIRELESS TELECOMMUNICATION SERVICES--7.1%
   SK Telecom Co., Ltd.
     (Korea)                              Mobile Telecommunications        1,010,500     $  181,538,958
   NTT DoCoMo, Inc.
     (Japan)                              Mobile Telecommunications          110,900        169,312,977
   Vodafone Group Plc
     (Great Britain)                      Mobile Telecommunications       36,699,000         79,243,793
   Vodafone Group Plc
     (Great Britain) (b)                  Mobile Telecommunications          606,000         13,010,820
   SK Telecom Co., Ltd.
     (Korea) (b)                          Mobile Telecommunications           43,500            882,615
                                                                                         --------------
                                                                                            443,989,163

   TOTAL COMMON STOCKS (COST: $4,471,319,216)                                             5,967,913,115

NAME                                                                            PAR VALUE     MARKET VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.6%

U.S. GOVERNMENT AGENCIES--1.0%
   Fannie Mae, 4.15% - 4.16%
     due 1/12/2006 - 1/19/2006                                         $       40,000,000  $    39,928,422
   Federal Home Loan Bank, 4.17% due 1/4/2006                                  20,000,000       19,990,734
                                                                                           ---------------

   TOTAL U.S. GOVERNMENT AGENCIES (COST: $59,919,156)                                           59,919,156

REPURCHASE AGREEMENTS--2.6%
   IBT Repurchase Agreement, 3.55% dated 12/30/2005
     due 1/3/2006, repurchase price of $159,062,717,
     collateralized by Small Business Administration Bonds,
     with rates of 6.125% - 7.375%, with maturities
     from 10/25/2017 - 11/25/2030, and with an aggregate
     market value plus accrued interest of $166,950,000                $      159,000,000  $   159,000,000

   IBT Repurchase Agreement, 3.02% dated 12/30/2005 due
     1/3/2006, repurchase price $1,220,076, collateralized by a
     Small Business Administration Bond, with a rate of 6.625%, with a maturity date of 1/25/2027, and with a market value
     plus accrued interest of $1,280,650                                        1,219,667        1,219,667
                                                                                           ---------------

   TOTAL REPURCHASE AGREEMENTS (COST: $160,219,667)                                            160,219,667

   TOTAL SHORT TERM INVESTMENTS (COST: $220,138,823)                                           220,138,823
   Total Investments (Cost $4,691,458,039)--100.1%                                         $ 6,188,051,938
   Foreign Currencies (Cost $3,303,803)--0.0%                                              $     3,348,338
   Other Liabilities In Excess Of Other Assets--(0.1%)                                          (7,814,837)
                                                                                           ---------------

   TOTAL NET ASSETS--100%                                                                  $ 6,183,585,439
                                                                                           ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
     REPORT FROM DAVID G. HERRO AND CHAD M. CLARK, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND CHAD M. CLARK]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)

              THE OAKMARK INTERNATIONAL
              SMALL CAP FUND (CLASS I)       MSCI WORLD EX U.S. INDEX
10/31/1995             $   10,000                $   10,000
12/31/1995             $    9,630                $   10,684
 3/31/1996             $   10,970                $   11,006
 6/30/1996             $   11,570                $   11,186
 9/30/1996             $   11,590                $   11,195
12/31/1996             $   12,038                $   11,418
 3/31/1997             $   12,080                $   11,241
 6/30/1997             $   13,181                $   12,699
 9/30/1997             $   12,672                $   12,652
12/31/1997             $    9,642                $   11,677
 3/31/1998             $   11,429                $   13,394
 6/30/1998             $    9,892                $   13,499
 9/30/1998             $    8,211                $   11,513
12/31/1998             $   10,529                $   13,868
 3/31/1999             $   13,118                $   14,086
 6/30/1999             $   15,317                $   14,493
 9/30/1999             $   15,439                $   15,114
12/31/1999             $   16,190                $   17,741
 3/31/2000             $   15,387                $   17,839
 6/30/2000             $   15,529                $   17,217
 9/30/2000             $   14,908                $   15,906
12/31/2000             $   14,756                $   15,369
 3/31/2001             $   15,232                $   13,213
 6/30/2001             $   15,777                $   13,075
 9/30/2001             $   13,987                $   11,273
12/31/2001             $   16,671                $   12,080
 3/31/2002             $   18,370                $   12,149
 6/30/2002             $   18,831                $   11,877
 9/30/2002             $   14,641                $    9,547
12/31/2002             $   15,818                $   10,172
 3/31/2003             $   13,882                $    9,406
 6/30/2003             $   17,933                $   11,215
 9/30/2003             $   20,465                $   12,121
12/31/2003             $   24,109                $   14,182
 3/31/2004             $   25,685                $   14,783
 6/30/2004             $   26,436                $   14,798
 9/30/2004             $   27,411                $   14,826
12/31/2004             $   31,087                $   17,072
 3/31/2005             $   32,779                $   17,084
 6/30/2005             $   31,910                $   16,951
 9/30/2005             $   35,371                $   18,803
12/31/2005             $   37,698                $   19,543

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 12/31/05)

                                                                              SINCE
                            TOTAL RETURN                                    INCEPTION
                           LAST 3 MONTHS*    1-YEAR     5-YEAR    10-YEAR   (11/1/95)
-------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL          6.58%         21.26%      20.63%   14.62%     13.94%
SMALL CAP FUND
(CLASS I)
MSCI World ex U.S.             3.94%         14.47%       4.92%    6.22%      6.81%
MSCI World ex U.S.
Small Cap(19)                  7.31%         25.05%      16.72%     N/A        N/A
Lipper International
Small Cap Average(20)          5.05%         18.42%      13.16%   12.69%     11.88%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 7% for the quarter, outperforming most of our benchmark indices. More importantly, however, for the past twelve months and since inception your Fund is up 21% and 14% respectively, outpacing the MSCI World ex U.S. Index with returns of 14% and 7%. The strong performance in the quarter was primarily driven by stock selection in the UK and Japan, with our average position gaining 11% in the UK and 21% in Japan.

JAPAN

Ichiyoshi Securities, a small securities company, was the leading contributor to performance after rising nearly 60% in the quarter and almost doubling in the year. Ichiyoshi, like all Japanese brokerage houses, is highly levered to the overall confidence and performance of the local market. With economic fundamentals continuing to improve in Japan, the Nikkei(21) surged ahead almost 19% in the quarter, driving underlying demand for Ichiyoshi's services.

Taiyo Ink, a manufacturer of resist ink for printed circuit boards, was another large contributor to performance. Taiyo surprised the market with a sharp turnaround in first half performance following a weak first quarter result. The company was successful in passing on raw materials inflation, in mitigating pricing pressure and reclaiming lost license revenues. Since the results were released in early October, the shares have increased almost 40%.

UNITED KINGDOM

Carpetright, a carpet retailer and a name we discussed in detail in our June 2005 letter, rebounded strongly in the quarter, gaining 22%. As you'll recall, we aggressively added to this position during the course of the year as the shares fell in response to a slowing UK housing new-build and refurbishment market. Carpet retail is cyclical by nature, but this is a company that is tremendously managed, generates strong returns on capital, and throws off massive amounts of free cash flow. The housing slowdown created a temporary opportunity to add to our position at very compelling prices. While the first half results weren't strong, there appeared to be minor demand uplift in the second quarter, and the group confirmed its gross margin would rise for the year despite increased promotional activity. We don't know when the housing recovery will come, but we do believe we own the best positioned, best managed company in the sector to benefit from the upturn.

Halma PLC, a manufacturer of specialty electronic products used to enhance safety (fire and gas detection equipment, door sensors, water leak detection devices) also performed strongly in the quarter, gaining 24%. The new CEO, albeit early in his tenure, has dismantled the walls separating Halma's various businesses, fostering cross-fertilization of technology and solutions and driving new product introduction. The initial sign of success came in the first half report, with organic growth increasing to 6% after an extended period of stagnation. Concurrent with the cultural change, both the resistors and water businesses have demonstrated strong margin recovery off cyclically weak bases. We believe the strong share price performance was driven by the market's initial recognition of the significant underlying changes taking place within this organization.

The share price recovery at Benfield, an independent re-insurance broker, continued in the quarter with the shares increasing almost 14%. Benfield was added to the portfolio in April 2005 as the share price fell in response to additional expenses related to growth initiatives and concerns over the insurance cycle in general. What we saw was a business that generated huge returns and free cash flow, had an owner-oriented management (the CEO owned $100m of stock himself), was less exposed to a turn in the insurance cycle than people expected, and would be a major beneficiary from customer fall-out surfacing from Spitzer's investigation of Aon and Marsh & McLennan. We won't see the true strength of Benfield's model until the insurance brokerage market firms in 2006 and 2007, but we're excited by the market share gains the company has made already this year.

Our hedges had a negligible impact in the quarter, and we enter 2006 unhedged. As such, we believe the U.S. dollar has approached a reasonable value level against other major currencies when measured primarily by purchasing power parity.

PORTFOLIO COMPOSITION

We sold both of the Fund's Korean banking positions, Daegu and Pusan, following almost a doubling of each since the summer of 2004. Jason Long, one of our analysts, deserves credit for sifting through the devastated Korean banking sector and finding two stellar small-cap franchises. Each were well capitalized, with leading market shares in their regions, had attractive funding bases and significantly less exposure to the credit card problems plaguing the industry. As the environment stabilized in the past year, credit costs fell markedly. This, coupled with relatively resilient net interest margins and improving expense bases, allowed underlying profitability to expand rapidly. The share prices followed.

In addition to these Korean names, we've also trimmed our holdings in Alten, Carbone Lorraine, Baycorp, Ichiyoshi, Santen, Gurit-Heberlien, and Croda as each has neared our target price.

Meaningful positions were established coincidentally in two Norwegian names, Kongsberg Automotive and Tandberg ASA. Kongsberg is active in faster growing automotive supply niches including seat comfort and automatic gearshifts. Tandberg is one of the two leading providers of videoconferencing equipment.

Geographically, our portfolio weightings remain very similar to last quarter with Europe and the UK representing over 70% of investments and the majority of the balance excluding cash in the Pacific Rim.

As mentioned in previous letters, we continue to be positively surprised by the quality and quantity of small cap ideas our team continues to find despite the strong performance of the small cap markets over the last three years. Strong idea flow, plus persistent value growth from our existing holdings, has left the price attractiveness of the portfolio in what we believe to be a very good position. We remain excited and thank you for your continued confidence.


/s/ David G. Herro         /s/ Chad M. Clark

DAVID G. HERRO, CFA        CHAD M. CLARK, CFA
Portfolio Manager          Portfolio Manager
dherro@oakmark.com         cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2005 (UNAUDITED)

                                                   % OF FUND
                                         EQUITY MARKET VALUE
------------------------------------------------------------
-  EUROPE                                              73.8%
     Great Britain                                     28.2%
     Switzerland                                       15.8%
   * Germany                                            7.3%
   * France                                             5.2%
   * Spain                                              4.6%
   * Italy                                              3.9%
     Sweden                                             2.2%
     Norway                                             2.0%
   * Finland                                            1.6%
     Turkey                                             1.5%
     Denmark                                            1.2%
   * Greece                                             0.3%

-  PACIFIC RIM                                         24.9%
   Japan                                               10.9%
   Korea                                                5.0%
   Australia                                            3.3%
   New Zealand                                          1.9%
   Hong Kong                                            1.6%
   Malaysia                                             1.5%
   Philippines                                          0.4%
   Singapore                                            0.3%

-  OTHER                                                1.3%
   Israel                                               1.3%

   * Euro currency countries comprise 22.9% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (UNAUDITED)

NAME                                      DESCRIPTION                      SHARES HELD       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2%

ADVERTISING--1.2%
   Asatsu-DK, Inc. (Japan)                Advertising Services Provider        400,200    $    12,729,008

APPAREL RETAIL--7.3%
   Matalan plc
     (Great Britain)                      Clothing Retailer                 12,568,000    $    39,571,687
   JJB Sports plc
     (Great Britain)                      Sportswear & Sports Equipment
                                             Retailer                       12,033,000         36,386,187
                                                                                          ---------------
                                                                                               75,957,874
APPAREL, ACCESSORIES & LUXURY GOODS--0.8%
   Bulgari S.p.A. (Italy)                 Jewelry Manufacturer & Retailer      784,900    $     8,763,133

AUTO PARTS & EQUIPMENT--1.4%
   Kongsberg Automotive ASA
     (Norway) (a)                         Auto Parts & Equipment
                                             Manufacturer                    2,087,800    $    14,919,269

BROADCASTING & CABLE TV--4.2%
   Sogecable SA (Spain) (a)               Cable Television Services            529,500    $    21,226,886
   Media Prima Berhad
     (Malaysia) (a)                       Film Producer & Sports
                                             Promoter                       33,237,400         14,950,015
   M6 Metropole Television
     (France)                             Television Entertainment
                                             Channel Owner & Operator          297,700          8,247,609
                                                                                          ---------------
                                                                                               44,424,510
HOME IMPROVEMENT RETAIL--4.1%
   Carpetright plc
     (Great Britain)                      Carpet Retailer                    2,246,000    $    42,701,126

PHOTOGRAPHIC PRODUCTS--1.5%
   Vitec Group plc
     (Great Britain)                      Photo Equipment & Supplies         2,383,907    $    15,381,117

PUBLISHING--3.9%
   Daekyo Co., Ltd. (Korea)               Educational Information
   Tamedia AG (Switzerland)                  Service Provider                  321,900    $    25,176,893
                                          TV Broadcasting & Publishing         166,004         15,728,689
                                                                                          ---------------
                                                                                               40,905,582
BREWERS--0.7%
   Kook Soon Dang Brewery
     Co., Ltd. (Korea)                    Wine & Spirits Manufacturer          446,500    $     7,290,248

NAME                                        DESCRIPTION                    SHARES HELD       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

DISTILLERS & VINTNERS--1.3%
   Baron De Ley, S.A.
     (Spain) (a)                            Beverages, Wines, & Spirits
                                               Manufacturer                    265,657    $    13,068,497

PACKAGED FOODS & MEATS--2.7%
   Lotte Confectionery Co.,
     Ltd. (Korea)                           Candy & Snacks Manufacturer         15,334    $    18,202,942
   Robert Wiseman Dairies plc
     (Great Britain)                        Milk Processor & Distributor       959,000          4,768,522
   Alaska Milk Corporation
     (Philippines)                          Milk Producer                   56,360,000          3,613,502
                                                                                          ---------------
                                                                                               26,584,966
ASSET MANAGEMENT & CUSTODY BANKS--6.7%
   Julius Baer Holding AG-B
     (Switzerland)                          Asset Management                   591,500    $    41,909,170
   MLP AG (Germany)                         Asset Management                 1,353,700         28,079,534
                                                                                          ---------------
                                                                                               69,988,704
INSURANCE BROKERS--3.6%
   Benfield Group Ltd.
     Common Stock
     (Great Britain)                        Reinsurance Service Provider     5,979,543    $    37,037,170

MULTI-SECTOR HOLDINGS--2.9%
   Pargesa Holding AG,
     Class B (Switzerland)                  Diversified Operations             357,800    $    30,551,872

OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
   Ichiyoshi Securities
     Co., Ltd. (Japan)                      Stock Broker                       872,300    $    15,611,137

REAL ESTATE MANAGEMENT & DEVELOPMENT--1.9%
   Countrywide PLC
     (Great Britain)                        Real Estate Service Provider     2,693,000    $    19,448,869

SPECIALIZED FINANCE--0.3%
   Athens Stock
     Exchange S.A.
     (Greece)                               Exchange Services                  293,000    $     3,108,200

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

HEALTH CARE SUPPLIES--2.4%
   Coloplast A/S, Class B
     (Denmark)                            Healthcare Products & Services
                                             Provider                        203,000    $    12,594,491
   Ansell Limited (Australia)             Protective Rubber & Plastics
                                             Products                      1,507,384         12,218,444
                                                                                        ---------------
                                                                                             24,812,935
PHARMACEUTICALS--1.9%
   Santen Pharmaceutical
     Co., Ltd. (Japan)                    Pharmaceuticals                    709,000    $    19,604,241

AIR FREIGHT & LOGISTICS--1.8%
   Mainfreight Limited
     (New Zealand)                        Logistics Services               7,596,017    $    18,933,718

COMMERCIAL PRINTING--1.2%
   De La Rue Plc
     (Great Britain)                      Commercial Printing              1,566,190    $    12,597,761

DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES--2.2%
   Prosegur, Compania de
     Seguridad SA (Spain)                 Security & Transportation
                                             Services                        552,800    $    12,644,700
   Intrum Justitia AB
     (Sweden) (a)                         Diversified Financial Services   1,157,443         10,674,292
                                                                                        ---------------
                                                                                             23,318,992
ELECTRICAL COMPONENTS & EQUIPMENT--1.3%
   Pfeiffer Vacuum
     Technology AG
     (Germany)                            Vacuum Pump Manufacturer           254,000    $    13,884,395
   Carbone Lorraine SA
     (France)                             Electrical Systems Manufacturer      4,980            227,588
                                                                                        ---------------
                                                                                             14,111,983
INDUSTRIAL CONGLOMERATES--2.9%
   Dogan Sirketler Grubu
     Holdings A.S.
     (Turkey) (a)                         Diversified Holding Company      4,637,511    $    15,109,255
   Rheinmetall AG
     (Germany)                            Automotive Pump Manufacturer       185,600         11,703,412
   Haw Par Corporation
     Limited (Singapore)                  Diversified Operations           1,029,687          3,188,844
                                                                                        ---------------
                                                                                             30,001,511

NAME                                      DESCRIPTION                    SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

INDUSTRIAL MACHINERY--12.4%
   Halma plc (Great Britain)              Electronic Instrument Producer  10,734,000    $    34,720,561
   Interpump Group S.p.A.
     (Italy)                              Pump & Piston Manufacturer       4,709,000         30,596,810
   Schindler Holding AG
     (Switzerland)                        Elevator & Escalator
                                             Manufacturer                     64,200         25,381,963
   Saurer AG (Switzerland) (a)            Textile Equipment Manufacturer     298,853         19,900,790
   Alfa Laval AB (Sweden)                 Filtration & Separation
                                             Equipment                       551,900         11,951,452
   LISI (France)                          Industrial Fastener
                                             Manufacturer                    127,600          6,949,313
                                                                                        ---------------
                                                                                            129,500,889
OFFICE SERVICES & SUPPLIES--0.8%
   Domino Printing
     Sciences plc
     (Great Britain)                      Printing Equipment               1,809,000    $     8,061,310

COMMUNICATION EQUIPMENT--0.5%
   Tandberg ASA (Norway)                  Develops & Markets
                                             Communication Equipment         920,300    $     5,634,963

COMPUTER HARDWARE--2.0%
   Wincor Nixdorf AG
     (Germany)                            Banking Machine Manufacturer       194,500    $    20,579,969

COMPUTER STORAGE & PERIPHERALS--1.1%
   Lectra (France)                        Manufacturing Process Systems    2,186,404    $    11,752,212

DATA PROCESSING & OUTSOURCED SERVICES--2.1%
   Baycorp Advantage
     Limited (Australia)                  Credit Reference Services        8,662,000    $    21,285,934

ELECTRONIC EQUIPMENT MANUFACTURERS--5.2%
   Mabuchi Motor Co., Ltd.
     (Japan)                              Digital Camera Motors
   Vaisala Oyj, Class A                      Manufacturer                    466,500    $    25,916,667
     (Finland)                            Atmospheric Observation
                                             Equipment                       559,600         15,900,922
   Orbotech, Ltd. (Israel) (a)            Optical Inspection Systems         536,500         12,859,905
                                                                                        ---------------
                                                                                             54,677,494

                                                                        SHARES HELD/
NAME                                      DESCRIPTION                      PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

HOME ENTERTAINMENT SOFTWARE--1.2%
   Square Enix Co., Ltd.
     (Japan)                              Entertainment Software             447,900    $    12,574,631

IT CONSULTING & OTHER SERVICES--2.3%
   Morse plc (Great Britain)              Business & Technology
                                             Solutions                    12,474,000    $    20,496,344
   Alten (France) (a)                     Systems Consulting &
                                             Engineering                     113,316          3,394,260
                                                                                        ---------------
                                                                                             23,890,604
OFFICE ELECTRONICS--2.1%
   Neopost SA (France)                    Mailroom Equipment Supplier        220,700    $    22,131,921

INDUSTRIAL GASES--2.3%
   Taiyo Ink Mfg. Co., Ltd.
     (Japan)                              Manufacturer of Resist Inks        502,300    $    24,369,432

SPECIALTY CHEMICALS--3.9%
   Gurit-Heberlein AG
     (Switzerland)                        Chemical Producer                   26,700    $    26,415,525
   Croda International plc
     (Great Britain)                      Chemical Producer                1,859,600         14,749,855
                                                                                        ---------------
                                                                                             41,165,380
ALTERNATIVE CARRIERS--1.6%
   Asia Satellite
     Telecommunications
     Holdings Limited
     (Hong Kong)                          Satellite Operator               9,383,500    $    16,640,308

   TOTAL COMMON STOCKS (COST: $766,351,991)                                               1,014,117,470

SHORT TERM INVESTMENTS--2.1%

REPURCHASE AGREEMENTS--2.1%
   IBT Repurchase Agreement, 3.55% dated 12/30/2005 due
     1/3/2006, repurchase price $19,007,494, collateralized
     by Small Business Administration Bonds, with rates of
     6.580% - 7.125%, with maturities from 6/25/2016 - 1/25/2028, and with an aggregate market value plus accrued interest
     of $19,950,000                                                    $  19,000,000    $    19,000,000

NAME                                                                     PAR VALUE         MARKET VALUE
-------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.1% (CONT.)

REPURCHASE AGREEMENTS--2.1% (CONT.)
   IBT Repurchase Agreement, 3.02% dated 12/30/2005 due
     1/3/2006, repurchase price $2,385,487, collateralized
     by a Small Business Administration Bond, with a rate of
     7.375%, with a maturity date of 8/25/2016, and with a
     market value plus accrued interest of $2,503,921                  $   2,384,687    $     2,384,687
                                                                                        ---------------

   TOTAL REPURCHASE AGREEMENTS (COST: $21,384,687)                                           21,384,687

   TOTAL SHORT TERM INVESTMENTS (COST: $21,384,687)                                          21,384,687

   Total Investments (Cost $787,736,678)--99.3%                                         $ 1,035,502,157

   Foreign Currencies (Cost $1,904,466)--0.2%                                           $     1,923,951
   Other Assets In Excess Of Other Liabilities--0.5%                                          5,699,179
                                                                                        ---------------
   TOTAL NET ASSETS--100%                                                               $ 1,043,125,287
                                                                                        ===============

(a)  Non-income producing security.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the investments of the Funds and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit www.oakmark.com.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

THE OAKMARK EQUITY AND INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04. THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03. THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

 1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

 2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 3. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

 4. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

 5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

 6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

 7. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

 8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

 9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

10. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

11. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

12. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

13. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

14. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

15. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

16. The Dow Jones STOXX (Price) Index is a broad based capitalization-weighted index of European stocks which duplicates the Dow Jones Global Indexes Europe Index. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index is unmanaged and investors cannot actually make investments in this index.

17. The MSCI World ex U.S. Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

18. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

19. The MSCI World ex U.S. Small Cap Index is the small cap component of the MSCI World ex U.S. Standard Index. Securities selected represent 40% of the small cap asset class in each developed market on a capitalization-weighted basis. This index is unmanaged and investors cannot actually make an investment in this index.

20. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

21. The Japanese Nikkei Index is an index of 225 leading stocks traded on the Tokyo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds
                                  APPROVED LIST
                       Securities available for investment
                      QUANTITATIVE AND QUALITATIVE RESEARCH
 Rigorous analysis is performed to ensure that the stock meets our strict value standards
                                CRITERIA SCREENS
       Managers and research team screen for stocks that are worth further consideration
                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

     TRUSTEES AND OFFICERS

     TRUSTEES
       Gary N. Wilner, M.D.--CHAIRMAN
       Michael J. Friduss
       Thomas H. Hayden
       Christine M. Maki
       John R. Raitt
       Allan J. Reich
       Marv R. Rotter
       Burton W. Ruder
       Peter S. Voss

     OFFICERS
       John R. Raitt--PRESIDENT
       Robert M. Levy--EXECUTIVE VICE PRESIDENT
       Henry R. Berghoef--VICE PRESIDENT
       Chad M. Clark--VICE PRESIDENT
       Kevin G. Grant--VICE PRESIDENT
       David G. Herro--VICE PRESIDENT
       Clyde S. McGregor--VICE PRESIDENT
       William C. Nygren--VICE PRESIDENT
       Vineeta D. Raketich--VICE PRESIDENT
       Janet L. Reali--VICE PRESIDENT AND SECRETARY
       Ann W. Regan--VICE PRESIDENT AND ASSISTANT SECRETARY
       Kristi L. Rowsell--VICE PRESIDENT
       Edward A. Studzinski--VICE PRESIDENT
       Robert A. Taylor--VICE PRESIDENT
       Christopher P. Wright--VICE PRESIDENT
       John J. Kane--TREASURER

     OTHER INFORMATION

     INVESTMENT ADVISER
       Harris Associates L.P.
       Two North LaSalle Street
       Chicago, Illinois 60602-3790

     TRANSFER AGENT
       Boston Financial Data Services, Inc.
       Quincy, Massachusetts

     LEGAL COUNSEL
       Bell, Boyd & Lloyd LLC
       Chicago, Illinois

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       Deloitte & Touche LLP
       Chicago, Illinois

     FOR MORE INFORMATION
       Please call 1-800-OAKMARK
       (1-800-625-6275)
       or 617-483-3250

     WEBSITE
       www.oakmark.com


TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

[OAKMARK LOGO]
1-800-OAKMARK
www.oakmark.com


The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: January 2006.